UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

Lilis Energy, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

June 8, 2018
To Our Stockholders:
You are cordially invited to attend the annual meeting of the stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company”), at the offices of Baker Hostetler LLP located at 811 Main Street Suite 1100, Houston, Texas 77002-6111, at 8:30 a.m. (Local Time) on June 28, 2018, or at any adjournment or postponement thereof (the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the 5 proposals set forth in the attached Notice of Annual Meeting of Stockholders and proxy statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.
All of Lilis’s stockholders of record as of the close of business May 7, 2018 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the proxy card enclosed, as described in the accompanying Proxy Statement.
If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.
If you have any questions or require any assistance with voting your shares, please contact the Company at One Riverway, Suite No. 1700, Houston, TX 77056 or by telephone at (817) 585-9001.
Sincerely,
/s/ Ronald Ormand

Ronald Ormand
Chief Executive Officer

LILIS ENERGY, INC.
One Riverway, Suite No. 1700
Houston, TX 77056
(817) 585-9001
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To be held on June 28, 2018 at 8:30 a.m. (Local Time)
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company”) will be held at the offices of Baker Hostetler LLP located at 811 Main Street Suite 1100, Houston, Texas 77002-6111, at 8:30 a.m. (Local Time) on June 28, 2018, or at any adjournment or postponement thereof (the “Annual Meeting”), for the following purposes:
1.
To elect nine directors for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.
To approve, on an advisory basis, the compensation of our named executive officers;

3.
To approve, on an advisory basis, the frequency of an advisory vote on executive compensation;

4.
To ratify the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018;

5.
To approve and adopt an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares; and

6.
To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on May 7, 2018 as the record date for the Annual Meeting.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.
AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS PRESENTED AT THE
ANNUAL MEETING.
By Order of the Board of Directors
/s/ Ronald Ormand

Ronald Ormand, Chief Executive Officer
Houston, Texas
June 8, 2018

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR
SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to additional matters to be presented at the Annual Meeting; executive sessions of the Board; potential payments upon termination or change in control; the impact of the compensation program on the Company; and any statements or assumptions underlying any of the foregoing.
Forward-looking statements may include the words “may,” “should,” “could,” “estimate,” “intend,” “plan,” “project,” “continue,” “believe,” “expect,” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. For a detailed description of factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the “Risk Factors” sections of our filings with the Securities and Exchange Commission, or the SEC, available free of charge at the SEC’s website (www.sec.gov).

ANNUAL MEETING
General
This proxy statement is being furnished to Lilis stockholders in connection with the solicitation of proxies by the board of directors of Lilis, which we refer to as the Board, to be used at the Annual Meeting to be held at the offices of Baker Hostetler LLP located at 811 Main Street Suite 1100, Houston, Texas 77002-6111, at 8:30 a.m. (Local Time) on June 28, 2018, and at any adjournment or postponement of that meeting, which we refer to as the Annual Meeting. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures. This proxy statement and the enclosed form of proxy card are first being sent to Lilis stockholders on or about June 8, 2018.
Who Can Vote
The Board has fixed the close of business on May 7, 2018 as the record date for determining the holders of shares of our common stock entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of such shares at the close of business on that date will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 60,436,927 shares of our common stock outstanding, held by 1,297 holders of record.
If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares and authorizing you to vote the shares at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy or submit your voting instruction card regardless of whether you attend the Annual Meeting.
Broker Non-Votes
Brokers, banks, or other holders of record are not permitted to vote on certain types of proposals without specific client instructions. In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. This is called a “broker non-vote.” If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you must instruct the broker, bank, or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. At the Annual Meeting, your broker, bank, or other holder of record does not have discretionary voting authority to vote on any of the proposals (other than the proposal to ratify the selection of BDO USA, LLP as our independent registered public accountants) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How You Can Vote
You can vote your shares by attending the Annual Meeting in person. You may also complete and mail your proxy card in the return envelope enclosed or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the internet as described in the instructions included with your proxy card or voting instruction card.
Each holder of shares of our common stock outstanding on the record date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting, for which such stockholder is entitled to vote. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail or by telephone or the internet) that is received at or prior to the meeting (and not revoked). If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares and authorizing you to vote the shares at the Annual Meeting.
If your proxy is properly executed and received by us in time to be voted at the Annual Meeting, the shares represented by your proxy (including those given through the mail or by telephone or the internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of Annual Meeting.
The only matters that we expect to be presented at the Annual Meeting are set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.
Quorum
If you vote in person or by proxy at the Annual Meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our common stock present in person or by proxy at the Annual Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Annual Meeting. Our bylaws provide that a majority of our capital stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum at a meeting of its stockholders for the transaction of business.
As of the record date, our directors, executive officers and their affiliates owned and were entitled to vote 11,427,859 shares of our common stock, representing approximately 18.9% of the outstanding shares of our common stock.
We currently expect that our directors and executive officers will vote their shares of our common stock “FOR” all of the proposals set forth in the notice of Annual Meeting, as applicable.
Recommendation of our Board of Directors
The Board has unanimously approved (i) the election of each of the nine nominees for election to the Board to serve for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified, (ii) the approval, on an advisory basis, of the compensation of our named executive officers, (iii) the approval, on an advisory basis, of holding an advisory vote on executive compensation every year, (iv) the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018, and (v) the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 18,000,000 shares.
The Board unanimously recommends that Lilis stockholders vote:
•
“FOR” each of the nine nominees for election to the Board to serve for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

•
“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers;

•
“FOR” the proposal to approve, on an advisory basis, of holding an advisory vote on executive compensation every year;

•
“FOR” the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018; and

•
“FOR” the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 18,000,000 shares.

Revocation of Proxies
The presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:
•
submitting a written revocation prior to the Annual Meeting to the Chief Financial Officer, Lilis Energy, Inc., One Riverview, Suite No. 1700, Houston, TX 77056;

•
submitting another signed and later dated proxy card and returning it by mail in time to be received before the Annual Meeting or by submitting a later dated proxy by the internet or telephone prior to the Annual Meeting; or

•
attending the Annual Meeting and voting in person.

Vote Required
Approval of each of the nine nominees for election to the Board to serve for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1).   The nine nominees for election to the Board to serve for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified who receive the greatest number of votes cast (plurality) will be elected as directors, provided that a quorum exists at the Annual Meeting.
Approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2). Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.
Approval, on an advisory basis, of the frequency of an advisory vote on executive compensation (Proposal 3).   Approval, on an advisory basis, of the frequency of an advisory vote on executive compensation requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.
Approval of the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018 (Proposal 4).   Approval of the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.
Approval and adoption of the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 18,000,000 shares (Proposal 5).   Approval of the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 18,000,000 shares requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.
Abstentions and broker non-votes will be counted in determining the presence of a quorum. For all Proposals, abstentions will have the same effect as votes cast AGAINST such proposals, whereas broker non-votes will have no effect on the outcome such proposals.
Inspector of Elections
Votes cast by proxy or in person at the Annual Meeting will be counted by the persons we appoint to act as election inspectors for the Annual Meeting.

Costs of Proxy Solicitation
We will bear the costs of soliciting proxies from our stockholders. Our directors, officers and other employees and agents not specially employed for this purpose may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. We will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.
Admission to the Annual Meeting
If you plan to attend the Annual Meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.
Stockholder List
A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting and at our principal executive office located at One Riverview, Suite No. 1700, Houston, TX 77056 during normal business hours for a period of at least 10 days prior to the Annual Meeting.
Additional Information
We will furnish a copy of our Annual Report on Form 10-K for the year ended December 31, 2017 to any stockholder free of charge and will furnish a copy of any exhibit to the Form 10-K upon payment of our reasonable expenses in furnishing such exhibit(s). Interested parties may request a copy of the Form 10-K or any exhibit thereto from the Secretary of the Company at our principal offices, located at One Riverview, Suite No. 1700, Houston, TX 77056. Copies may also be accessed and reviewed on our website at www.lilisenergy.com under “Investor Relations” — “Financial Information” — “Annual Reports & Proxy” or on the SEC website at www.SEC.gov.
Other Business
We know of no other matter to be acted upon at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the person named in the accompanying proxy card as proxy for the holders of our common stock will vote thereon in accordance with their best judgment.

PROPOSAL 1:   TO APPROVE THE PROPOSAL TO ELECT NINE DIRECTORS FOR
ONE-YEAR TERMS EXPIRING AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND
UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED
For this proposal, Lilis is also referred to as “we,” “us,” or “our.”
At the Annual Meeting, our stockholders will be asked to approve the proposal to elect nine directors for one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified.
The Board proposes that the nine nominees described below, each of whom currently serves as a member of the Board (with the exception of David Wood), be elected for a term ending on the date of our 2019 annual meeting and until their successors are duly elected and qualified. It is the intention of the person named as proxy in the enclosed proxy to vote FOR the election of all such nominees.
Each of the nominees has consented to serve as a director. If any director should become unavailable to serve as a director, the Board may designate a substitute nominee, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy. In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the Board may nominate. The term of our current directors expires at the Annual Meeting and when their successors are duly elected and qualified.
We seek directors with strong reputations and experience in areas relevant to our strategy and operations. Each of the nominees for election as director holds or has held senior management positions in complex organizations and has operating experience that meets this objective, as described below. In these positions, the nominees have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. We believe that each of the nominees has other key attributes that are critical to the composition of an effective Board: integrity and demonstrated impeccable ethical standards, sound judgment, analytical skills, the ability to work together in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on the Board and its committees.
Information Concerning the Nominees for Election as Directors
Ronald D. Ormand: Chief Executive Officer, Executive Chairman of the Board of Directors.    Mr. Ormand joined our Board in February, 2015, bringing with him more than 33 years of experience as a senior executive and investment banker in energy, including extensive financing and mergers and acquisitions expertise in the oil and gas industry. He currently serves as our Chief Executive Officer and has held that position since April 6, 2018. During his career, he has completed more than $25 billion of capital markets and financial advisory transactions, both as a principal and as a banker. Prior to joining Lilis, Mr. Ormand served as the Chairman and Head of the Investment Banking Group at MLV & Co. (“MLV”), which is now owned by FBR & Co., after it acquired MLV in September of 2015. After the acquisition, Mr. Ormand served as Senior Managing Director and Senior Advisor at FBR & Co. until May 2016, where he focused on investment banking and principal investments in the energy sector. Prior to joining MLV in November 2013, from 2009 to 2013, Mr. Ormand was a senior executive at Magnum Hunter Resources Corporation, or MHR (NYSE:MHR), an exploration and production company engaged in unconventional resource plays, as well as midstream and oilfield services operations. He was part of the management team that took over prior management and grew MHR from approximately $35 million enterprise value to over $2.5 billion enterprise value at the time he left in 2013. Mr. Ormand served on the Board of Directors and in several senior management positions for MHR, including Executive Vice President, Chief Financial Officer and Executive Vice President of Capital Markets. On March 10, 2016, in connection with his prior position as Chief Financial Officer of MHR, Mr. Ormand, without admitting or denying any of the allegations, settled with the SEC in connection with an investigation of MHR’s books and records and internal controls for financial reporting. Specifically, Mr. Ormand agreed to cease and desist from violating Sections 13(a) and 13(b)(2)(A) and (B) of the Exchange Act and Rules 13a-1, 13a-13 and 13-15(a) thereunder. He has also paid a penalty of  $25,000. The SEC did not allege any anti-fraud violations, intentional misrepresentations or willful conduct on the part of Mr. Ormand. Mr. Ormand’s career includes serving as Managing Director and Group Head of U.S. Oil and Gas Investment Banking at CIBC World

Markets and Oppenheimer (1988 – 2004); Head of North American Oil and Gas Investment Banking at West LB A.G. (2005 – 2007), and President and CFO of Tremisis Energy Acquisition Corp. II, an energy special purpose acquisition company from 2007 – 2009. Mr. Ormand has previously served as a Director of Greenhunter Resources, Inc. (2011 – 2013), Tremisis (2007 – 2009), and Eureka Hunter Holdings, Inc., a private midstream company (2010 – 2013). Mr. Ormand holds a B.A. in Economics, an M.B.A. in Finance and Accounting from UCLA and studied Economics at Cambridge University, England.
Director Qualifications:
•
Leadership Experience — Senior executive at Magnum Hunter Resources Corporation, Chairman and Head of Investment Banking at MLV and Head of US Oil and Gas for CIBC and investment banker.

•
Industry Experience — Extensive experience in oil and gas development and services industries at the entities and in the capacities described above

Nuno Brandolini: Director.   Mr. Brandolini joined our Board in February 2014 and became Chairman in April 2014. On January 13, 2016, Mr. Brandolini was replaced as Chairman of our Board of Directors by Ronald D. Ormand. Mr. Brandolini served as a member of the general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company until June 2014. Prior to forming Scorpion Capital and its predecessor firm, Scorpion Holding, Inc., in 1995, Mr. Brandolini served as managing director of Rosecliff, Inc., a leveraged buyout fund co-founded by Mr. Brandolini in 1993. Mr. Brandolini served previously as a vice president in the investment banking department of Salomon Brothers, Inc., and a principal with the Batheus Group and Logic Capital, two venture capital firms. Mr. Brandolini began his career as an investment banker with Lazard Freres & Co. Mr. Brandolini is a director of Cheniere Energy, Inc. (NYSE MKT: LNG), a Houston-based company primarily engaged in LNG related businesses. Mr. Brandolini received a law degree from the University of Paris and an M.B.A. from the Wharton School.
Director Qualifications:
•
Leadership Experience — Executive positions with several private equity firms, and Board position with Cheniere Energy, Inc.

•
Industry Experience — Serves on the Board of Cheniere Energy, Inc., as well as has personal investments in the oil and gas industry.

R. Glenn Dawson: Director.   Mr. Dawson joined our Board on January 13, 2016. Mr. Dawson has over 30 years of experience in oil and gas exploration in North America and is currently President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based exploration and production company. Mr. Dawson’s career includes serving as President of Bakken Hunter, a division of MHR, where he managed operations and development of Bakken assets in the United States and Canada, from 2011 to 2014. His principal responsibilities have involved the generation and evaluation of drilling prospects and production acquisition opportunities. In the early stages of his career, Mr. Dawson was employed as an exploration geologist by Sundance Oil and Gas, Inc., a public company located in Denver, Colorado, concentrating on their Canadian operations. From December 1985 to September 1998, Mr. Dawson held a variety of managerial and technical positions with Summit Resources, a then-public Canadian oil and gas exploration and production company, including Vice President of Exploration, Exploration Manager and Chief Geologist. He served as Vice President of Exploration with PanAtlas Energy Inc., a then-public Canadian oil and gas exploration and production company, from 1999 until its acquisition by Velvet Exploration Ltd. in July 2000. Mr. Dawson was a co-founder and Vice President of Exploration of TriLoch Resources Inc., a then-public Canadian oil and gas exploration company, from 2001 to 2005, until it was acquired by Enerplus Resources Fund. As a result of the sale of TriLoch Resources Inc. to Enerplus Resources Fund, Mr. Dawson founded NuLoch Resources, Inc. in 2005. Mr. Dawson graduated in 1980 from Weber State University of Utah with a Bachelor’s degree in Geology and attended the University of Calgary from 1980 to 1982 in the Master’s Program for Geology. As a result of these professional experiences, Mr. Dawson possesses particular knowledge and experience in the operations of oil and gas companies that strengthen the Board’s collective qualifications, skills, and experience.

Director Qualifications:
•
Leadership Experience — President and Chief Executive Officer of Cuda Energy, Inc.; former President of Bakken Hunter.

•
Industry Experience — Extensive experience in oil and gas exploration industry; co-founded numerous oil and gas exploration companies.

John Johanning: Director.   Mr. Johanning joined our Board in March 2018. Mr. Johanning is the Technical Director of Värde Partners, Inc.’s (“Värde”) energy business. Mr. Johanning joined Värde in May 2017 and presides over the Petroleum Engineering and Geoscience aspects of Värde’s investments in energy. Mr. Johanning is involved in the performance of current Varde investments across active onshore US basins as well as new business decisions in both opportunity screening and asset and company valuations. Prior to joining Värde, from January 2014 until May 2017, Mr. Johanning was a Vice President at Evercore Partners (“Evercore”) in Houston, where he was influential in numerous transactions totaling over $10 billion in transaction value. While at Evercore, Mr. Johanning advised numerous energy companies and financial sponsors on value-maximizing transactions. Mr. Johanning’s advisory mandates ranged over a variety of different transaction types including acquisitions and divestures of assets, corporate mergers, and capital raises. Mr. Johanning also worked across all oilfield sectors, gaining transactional experience in the upstream, midstream, downstream and oil field service sectors of the business. Mr. Johanning began his career as a Reservoir Engineer at BP from 2008 to 2014. Based in Houston, he developed oil and gas assets across several US Basins, including the Permian of West Texas and Southeast New Mexico and the Texas Gulf Coast Basin, among others. While in the South Texas Reservoir Management team, Mr. Johanning was responsible for the resource appraisal of a 400,000+ gross acre Eagle Ford Shale position that was deeply rooted in geological and well completion data. While at BP, Mr. Johanning gained a detailed technical understanding of oil and gas assets through the various facets of the business, including Production Engineering, Reservoir Engineering, Drilling and Completions, Geology and Geophysics, as well as Land, Legal and Finance functions. Mr. Johanning graduated from The University of Texas in at Austin in 2008 with a B.S. in Petroleum Engineering.
Director Qualifications:
•
Leadership Experience — Served as Vice President at Evercore Partners and currently presides over the Petroleum Engineering and Geoscience aspects of Varde Partners, Inc. as the Technical Director.

•
Industry Experience — Possesses particular knowledge and experience in the operations of oil and gas companies.

Markus Specks: Director.   Mr. Specks joined our Board in March 2018. Mr. Specks is a Managing Director of Värde Partners, Inc. and Head of the firm’s Houston office. Mr. Specks leads Värde’s energy business, and has experience managing credit, equity, and structured asset-level investments across the energy sector. He serves on Värde’s Investment Committee, as well as several boards of private energy companies. Prior to joining Värde in 2008, Mr. Specks worked in investment banking at Lazard, focusing on middle-market M&A advisory. Mr. Specks holds a B.A. in Government from Lawrence University in Wisconsin.
Director Qualifications:
•
Leadership Experience — Managing Director of Värde Partners, Inc. and Head of the firm’s Houston office.

•
Industry Experience — Possesses particular knowledge and experience in developing companies and capital markets, particularly with oil and gas companies, that strengthen our Board of Director’s collective qualifications, skills, and experience.

Michael G. Long: Director.   Mr. Long joined our Board on April 10, 2018. Mr. Long is an experienced financial executive with over 35 years of experience in oil and gas related management, corporate finance, capital markets, risk management and strategic planning activities for both private and public oil and gas companies. Mr. Long is currently a member of the Board of Directors of S&A

Resources, a Denham Capital backed private equity upstream oil and gas start-up company focused on the Eagle Ford. Prior to joining the Board of Directors of S&A Resources, Mr. Long served as the Executive Vice President and Chief Financial Officer for Sanchez Energy Corporation and privately held Sanchez Oil and Gas Corporation and its affiliates. Mr. Long also held the positions of EVP and CFO of Edge Petroleum Corporation and Vice President of Finance for W&T Offshore.
Director Qualifications:
•
Leadership Experience — Served as Executive Vice President and Chief Financial Officer of Sanchez Energy Corporation, Executive Vice President and Chief Financial Officer of Edge Petroleum Corporation, and Vice President of Finance for W&T Offshore.

•
Industry Experience — Extensive experience in corporate finance, capital markets, risk management and strategic planning activities.

Mark Christensen: Director.   Mr. Christensen joined our Board on September 6, 2017. Mr. Christensen is the Founder, President and CEO of KES 7 Capital Inc. in Toronto, Canada, and a registrant of the Ontario Securities Commission (OSC). Prior to founding KES 7, Mr. Christensen was Vice Chairman, Head of Global Sales and Trading at GMP Securities, one of Canada’s largest independent investment banks, where he served as a member of the Executive Committee, Compensation Committee and New Names Committee. Mr. Christensen has experience in a broad range of corporate and capital market transactions, from mergers and acquisitions to public and private financings, that total in the tens of billions of dollars. His background in geology and geophysics has provided him with valuable insight into the energy industry, enabling him to advise both institutional investors and energy companies from around the globe. Mr. Christensen holds a Master of Science degree from the University of Windsor in Canada and a Bachelor of Science Degree from the University of Hull in the United Kingdom.
Director Qualifications:
•
Leadership Experience — Founder, President and CEO of KES 7 Capital Inc. in Toronto, Canada; previously served as Vice Chairman, Head of Global Sales and Trading at GMP Securities.

•
Industry Experience — Possesses particular knowledge and experience in providing advisory services to numerous institutional investors and companies active in the oil and gas industry.

Nicholas Steinsberger: Director.   Mr. Steinsberger joined our Board on May 3, 2018. Mr. Steinsberger is a highly experienced petroleum engineer and global expert in shale drilling and completions who pioneered the use of slick water fracing. For the last five years, he has been employed by Steinsberger Tight Gas Consulting.
Director Qualifications:
•
Leadership Experience — Founder, President and CEO of Steinsberger Tight Gas Consulting.

•
Industry Experience — Possesses particular knowledge regarding technical aspects of drilling and completions and will be a great resource to the Board. He is also very active in the oil and gas industry.

David Wood: Director.   Mr. Wood was nominated to serve on the Board of Directors on June 1, 2018. Mr. Wood is a highly experienced global leader and CEO of Fortune 100 Company with track record of success across Integrated Energy businesses. He has strong interpersonal and strategic vision skills with demonstrated ability to create highly capable organizations. From June 2013 to January 2016, he served as a senior advisor to First Reserve Corporation. Since November of 2015, he has been employed by Mountaineer Keystone (renamed Arsenal Resources) as Chairman and CEO.

Director Qualifications:
•
Leadership Experience — Chairman and CEO of Mountaineer Keystone (renamed Arsenal Resources) from November 2015 through present; Senior Advisor for First Reserve Corporation from June 2013 to January 2016; President, Chief Executive Officer, Director and Member of the Executive Committee of Murphy Oil from January 2009 to June 2012; Executive Vice President for Murphy Exploration & Production Company – International, responsible for worldwide exploration and production operations from January 2007 through December 2008; President of Murphy Exploration & Production Company – International from March 2003 through December 2006; and Senior Vice President of Frontier Exploration & Production from April 1999 through February 2003.

•
Industry Experience — Possesses particular knowledge and experience in providing advisory services to numerous institutional investors and companies active in the oil and gas industry.

Directors hold office for a one year term expiring at the 2019 annual meeting and until their successors are duly elected and qualified. Officers are elected by, and serve at the discretion of, the Board. None of the above individuals has any family relationship with any other.
Interests of Certain Persons in the Transaction
All of our current directors, including our Chief Executive Officer, are being nominated pursuant to this Proposal 1. Accordingly, all such persons have an interest in this Proposal 1.
Vote Required for Approval
The nine nominees who receive the greatest number of votes cast (plurality) will be elected as directors, assuming that a quorum is present. Failures to vote, abstentions and broker non-votes will have no effect on the approval of this proposal.
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD TO SERVE ONE-YEAR TERMS EXPIRING AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL 2:   TO APPROVE, ON AN ADVISORY BASIS,
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
For this proposal, Lilis is also referred to as “we,” “us,” or “our.”
At the Annual Meeting, our stockholders will be asked to approve, on an advisory basis, the compensation of our named executive officers.
Pursuant to the requirements of the Dodd-Frank Act, we are seeking a non-binding advisory vote from holders of our common stock to approve the compensation of our named executive officers as described in the narrative disclosure contained in the Executive and Director Compensation section of this proxy statement. This proposal is also referred to as “the say on pay vote.”
As more fully described in the narrative disclosure contained in the Executive and Director Compensation section, our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related both to Lilis and individual performance.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, beginning on page 28, which contains tabular information and narrative discussion about the compensation of our named executive officers and directors, for additional details about our executive compensation program. The compensation committee and the Board believe that this program is effective in implementing our compensation philosophy and achieving our goals.
We are asking our stockholders to indicate their support for our named executive compensation as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Lilis’ named executive officers, as disclosed in this proxy statement, including the executive compensation tables and the narrative discussion under the Executive and Director Compensation section contained in the proxy statement.”
Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions and the compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Interests of Certain Persons in the Transaction
Our Chief Executive Officer is currently a member of the Board and has an interest in this Proposal 2.
Vote Required for Approval
Approval of this Proposal 2 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3:   TO APPROVE ON AN ADVISORY BASIS THE FREQUENCY
OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
For this proposal, Lilis is also referred to as “we,” “us,” or “our.”
In addition to the advisory vote on executive compensation set forth in Proposal 2 above, the Dodd-Frank Act requires that stockholders have the opportunity to vote on how often they believe the advisory vote on executive compensation should be held in the future.
The Board believes that holding an advisory vote on executive compensation every year is the most appropriate policy for our stockholders and Lilis at this time. Holding an annual advisory vote best enables the Board and compensation committee to thoughtfully evaluate and respond to stockholder input and effectively implement any changes to our executive compensation program that they may deem necessary or appropriate.
While the Board recommends that stockholders vote to hold the say on pay vote every year, the voting options are to hold the say on pay vote every year, every two years or every three years. Stockholders may also abstain from voting on this proposal. Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:
“RESOLVED, that an advisory “Say-on-Pay” vote of our stockholders to approve the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, shall be held at an annual meeting of stockholders, beginning with the 2018 Annual Meeting of Stockholders, every”:
(1)
three years;

(2)
two years; or

(3)
every year.

You may vote for one of these three alternatives or you may abstain from making a choice.
Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions and will consider the outcome of the vote when determining the frequency of the say on pay vote. While the Board is making a recommendation with respect to this proposal, stockholders are being asked to vote on the choices specified above, and not whether they agree or disagree with the Board’s recommendation.
Interests of Certain Persons in the Transaction
Our Chief Executive Officer is currently a member of the Board and has an interest in this Proposal 3.
Vote Required for Approval
Approval of this Proposal 3 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO HOLD THE SAY ON PAY VOTE EVERY YEAR.

PROPOSAL 4:   TO RATIFY THE SELECTION OF BDO USA, LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2018
For this proposal, Lilis is also referred to as “we,” “us,” or “our.”
At the Annual Meeting, our stockholders will be asked to ratify the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018.
On June 1, 2018, the audit committee of the Board selected BDO USA, LLP (“BDO”) as our independent registered public accountants for the fiscal year ending December 31, 2018. The Board is submitting the selection of BDO for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of BDO, the audit committee will reconsider the selection of that firm as our independent registered public accountants.
Change in Independent Registered Public Accounting Firm
On April 13, 2017, we dismissed Marcum LLP (“Marcum”) as our independent registered public accounting firm and engaged BDO as our new independent registered public accounting firm. The decisions to dismiss Marcum and appoint BDO were approved by our audit committee of our Board.
The audit report of Marcum on our financial statements for the fiscal year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2016, and the subsequent interim period through April 13, 2017, there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its reports.
During the fiscal year ended December 31, 2016 and the subsequent interim period through April 13, 2017, neither we nor anyone on our behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (iii) any matter that was either the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K (there being none).
During the fiscal years ended December 31, 2017 and 2016, there was no “reportable event” (as that term is defined in 304(a)(1)(v) of Regulation S-K), except as follows.
As described in more detail in Item 9A in our Annual Report on Form 10-K for fiscal year ended December 31, 2017 filed with the SEC on March 9, 2018, management concluded that we did not design and maintain effective internal controls over financial reporting. Specifically, during the audit of our internal control over financial reporting for the year ended December 31, 2017, errors were identified in the Company’s computation of the full cost ceiling test limitation. Design and operating effectiveness deficiencies failed to identify the computational errors which primarily related to the treatment of wells-in-process and future income tax effects. Management has concluded these deficiencies in internal control over financial reporting constituted a material weakness. The errors did not affect the reported results of operations or disclosures in any interim or annual period. Management identified remediation steps, including enhanced analytical analysis and improved management review of the full cost ceiling test calculation in order to remediate this material weakness.

During the three months ended March 31, 2018, we took following actions with respect to our full cost ceiling test calculation which constituted a material change in internal controls over financial reporting:
(i)
implemented procedures to perform enhanced detailed reviews and analytical analysis on our tax position and projected tax position with respect to the impact of projected income taxes on the ceiling test; and

(ii)
implemented procedures for additional reviews on the ceiling test calculation, including treatment of wells-in-process, future income tax effects, and future development cost and procedures to validate the ceiling test calculation with the reserve report.

Our management believes these changes should be sufficient to remediate the above identified material weakness. However, management is continuing to validate the operating effectiveness of these controls over an appropriate period of time prior to concluding that the material weakness has been remediated.
The Company also identified a material weakness during the quarter ending June 30, 2017, as described in our Form 10-Q. The Company took measures to remediate the material weakness during the quarters ended September 30, 2017 and December 31, 2017, which included the use of comprehensive checklists to identify and review complex accounting issues, additional guidance obtained from expert accounting technical consultant with respect to the appropriate application of GAAP on non-routine and complex transactions. Management believes that the measures described above have remediated the material weakness identified in our June 30, 2017 Form 10-Q.
There has been no other change in our internal control over financial reporting during the year ended December 31, 2017 and 2016 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.
We do not expect either BDO or Marcum, or their representatives, to be present, to make a statement, or to be available to respond to appropriate questions at the Annual Meeting.
Fees
Before our independent registered public accounting firm is engaged by us to render audit or non-audit services, where required by the rules and regulations promulgated by the SEC and/or NYSE MKT, such engagement is approved by the audit committee.
We did not incur any fees billed by BDO during the fiscal year ended December 31, 2016. The aggregate fees billed by Marcum during the fiscal year ended December 31, 2016 and the aggregate fees billed by BDO during the fiscal year ended December 31, 2017, for professional services rendered to us during such fiscal years were comprised of the following:
	Year Ended December 31,
	2017	2016
	(in thousands)
Audit Fees	$1,616	$358
Audit Related Fees	11	341
Tax Fees	—	—
All Other Fees	—	—
	$1,627	$699

Audit Fees consist of the aggregate fees for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Forms 10-Q and for any other services that were normally provided by our auditors in connection with our statutory and regulatory filings or engagements.
Audit-Related Fees consist of the aggregate fees billed or reasonably expected to be billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax consulting. Included in such Tax Fees were fees for consultancy, review, and advice related to our income tax provision and the appropriate presentation on our financial statements of the income tax related accounts.
All Other Fees consist of the aggregate fees billed for products and services provided by our auditors and not otherwise included in Audit Fees, Audit-Related Fees or Tax Fees.
Audit Committee Pre-Approval Policy
Our independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may our independent registered public accounting firm be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of our company while not impairing its independence. Our audit committee must pre-approve permissible non-audit services. During the year ended December 31, 2017, we had no non-audit services provided by our independent registered public accounting firm.
Vote Required for Approval
Approval of this Proposal 4 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL 5:   TO APPROVE AND ADOPT AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 5,000,000 SHARES
For this proposal, Lilis is also referred to as “we,” “us,” or “our.”
At the Annual Meeting, our stockholders will be asked to approve and adopt an amendment to our 2016 Omnibus Incentive Plan, as amended, which we refer to as the 2016 Plan, to increase the authorized number of shares of our common stock available and reserved for issuance under the 2016 Plan by 5,000,000 shares.
Background
The 2016 Plan was approved by our Board, on April 20, 2016 and approved by our stockholders at our 2016 Annual Meeting of Stockholders on May 23, 2016. The 2016 Plan replaced the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan), which is referred to as the Prior Plan, and no new awards will be granted under the Prior Plan.
The purposes of the 2016 Plan are to create incentives which are designed to motivate eligible directors, officers, employees, and consultants to put forth maximum effort toward our success and growth, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.
When approved by the stockholders, 50,000,000 shares of our common stock were made available for issuance under the 2016 Plan. As a result of the 1-for-10 reverse stock split, which took effect on June 23, 2016, and by virtue of the automatic adjustments set forth in the Plan, the number of shares of our common stock available for issuance under the 2016 Plan was reduced to 5,000,000. The 2016 Plan was subsequently amended by our stockholders at a special meeting held on November 3, 2016 to increase the number of shares of common stock available for grant under the 2016 Plan from 5,000,000 to 10,000,000 shares. On May 15, 2017, our Board approved a second amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 10,000,000 to 13,000,000, and our stockholders approved that amendment at the 2017 Annual Meeting. As of May 22, 2018, the number of shares of our common stock remaining available for issuance under the 2016 Plan was 2,003,813. Our Board does not believe that the number of shares of our common stock remaining available for issuance under the 2016 Plan is sufficient to accomplish the aforementioned purposes of the 2016 Plan. Accordingly, on June 1, 2018, our Board approved an amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 13,000,000 to 18,000,000, subject to stockholder approval, and directed that the amendment be submitted to the stockholders for approval at the Annual Meeting. The proposed amendment is attached to this proxy statement as Annex A, which we refer to as the Third Plan Amendment.
The increase in shares of our common stock available for issuance under the 2016 Plan represents approximately 8% of the total number of current issued and outstanding shares of common stock as of May 15, 2018 and approximately 5% of the total number of outstanding shares of common stock on a fully diluted basis as of May 15, 2018. After giving effect to such increase, the number of shares of our common stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 30% of our total number of current issued and outstanding shares of common stock and approximately 17% of the total number of outstanding shares of common stock on a fully diluted basis and in each case, after giving effect to such future award issuances.
The Third Plan Amendment is intended to ensure that we can continue to provide an incentive to our directors, officers, employees and consultants by enabling them to share in our future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2016 Plan. If the stockholders do not approve the Third Plan Amendment, no shares will be added to the number of shares available for issuance under the 2016 Plan.

Summary of the 2016 Plan
The principal features of the 2016 Plan, as amended by the Third Plan Amendment, are summarized below. The following summary of the 2016 Plan does not purport to be a complete description of all of the provisions of the 2016 Plan. It is qualified in its entirety by reference to the complete text of the 2016 Plan (as amended by the Third Plan Amendment), which is attached to this proxy statement as Annex B.
Eligibility
Awards may be granted under the 2016 Plan to officers, employees, directors, consultants and advisors of Lilis and its affiliates. Incentive stock options may be granted only to employees of Lilis or its subsidiaries.
Administration
The 2016 Plan may be administered by the Board or the compensation committee. The compensation committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.
Number of Authorized Shares
The number of shares of common stock authorized for issuance under the 2016 Plan is 18,000,000 shares, representing approximately 30% of Lilis common stock currently outstanding and approximately 17% of the total number of outstanding shares on a fully diluted basis of our common stock as of May 15, 2018. In addition, as of May 23, 2016, the date of initial stockholder approval of the 2016 Plan, any awards then outstanding under the Prior Plan remain subject to and will be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2016 Plan. Up to 18,000,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.
If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to Lilis, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.
Awards to Non-Employee Directors
The maximum number of shares subject to awards under the 2016 Plan granted during any calendar year to any non-employee member of the Board, taken together with any cash fees paid during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).
Adjustments
If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in our common stock without receipt of consideration by Lilis, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities for which stock options and other stock-based awards may be made under the 2016 Plan will be equitably adjusted by Lilis. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by Lilis.
Types of Awards
The 2016 Plan permits the granting of any or all of the following types of awards:
•
Stock Options.   Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The compensation committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The compensation committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the compensation committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the compensation committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•
Stock Appreciation Rights.   The compensation committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.   The compensation committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the compensation committee’s discretion. The restrictions may be based on continuous service with Lilis or the attainment of specified performance goals, as determined by the compensation committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the compensation committee. The compensation committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2016 Plan and any other terms and conditions determined by the compensation committee.

•
Performance Awards.   The compensation committee may grant performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by the compensation committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the compensation committee. Cash-based performance awards include annual incentive awards.

No Repricing
Without stockholder approval, the compensation committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2016 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or

SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.
Clawback
All cash and equity awards granted under the 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopt to implement such requirements, and any other compensation recovery policies as we may adopt from time to time.
Deductibility of Awards under Section 162(m)
Performance Goals and Criteria.   Under Section 162(m) of the Internal Revenue Code, except as provided under the transitional rule described below, we will be prohibited from deducting compensation in excess of  $1 million which is paid to a “covered employee” in any year. For purposes of applying this limitation, a “covered employee” is our principal executive officer, our principal financial officer, our three other most highly compensated employees, and any individuals who were previously covered employees at any time after December 31, 2016.
Prior to the tax legislation that was signed into law on December 22, 2017 (the “Tax Cuts and Jobs Act”), Code Section 162(m) generally limited the deduction on compensation in excess of  $1 million paid in any year to a company’s Chief Executive Officer or any of its three highest-paid executive officers (other than the Chief Executive Officer). An individual’s status as the Chief Executive Officer or as one of the three highest paid executive officers was determined as of the last day of the taxable year in which the compensation was paid. Additionally, compensation that met specified conditions for “qualified performance-based compensation” under Code Section 162(m) and the applicable Treasury Regulations thereunder was exempt from this $1 million limitation. The 2016 Plan includes provisions that related to the compliance with the qualified performance-based compensation exemption in the event that the Committee, in its discretion granted an award intended to be exempt from the $1 million limitation.
The Tax Cuts and Jobs Act amended Code Section 162(m) to eliminate the qualified performance-based compensation exception and to expand the application of the $1 million compensation deduction limitation to all covered employees. As a result, we do not expect to grant future awards under the 2016 Plan which will qualify for the performance-based exception. The provisions of the 2016 Plan which related to the qualified performance-based compensation exception under Code Section 162(m) will not be applicable to any future awards granted under the 2016 Plan. However, as described above, the Committee will still be able to grant awards under the 2016 Plan based on the attainment of performance goals established by the Committee.
Under a transitional rule contained in the Tax Cuts and Jobs Act, compensation which is provided pursuant to a written binding contract which was in effect on November 2, 2017 and which has not been modified in any material respect on or after that date, will be governed by the rules under Code Section 162(m) as in effect immediately prior to the enactment of the Tax Cut and Jobs Act. Outstanding awards which were granted under the 2016 Plan prior to November 2, 2017 and which were intended to comply with the qualified performance-based compensation exception under Code Section 162(m), as then in effect, may qualify for this relief under transitional rule.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Change in Control
Effect of Change in Control.   Under the 2016 Plan, in the event of a change in control (as defined in the 2016 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by the compensation committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.
Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.
•
For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

•
For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of  (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of fiscal quarter end preceding the change in control and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of the 2016 Plan
Unless earlier terminated by the Board, the 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it was initially approved by stockholders. The Board may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
New Plan Benefits
A new plan benefits table for the 2016 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2016 Plan if the 2016 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2016 Plan will be made at the compensation committee’s discretion, subject to the terms and conditions of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time.

Equity Compensation Plan Information
The following table provides information as of December 31, 2017 regarding the number of shares of our common stock that may be issued under the equity compensation plans of Lilis:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	7,301,899	3.74	607,186
Equity compensation plans not approved by security holders	—	—
Total	7,301,899	3.74	607,186

(1)
Includes stock options and restricted stock units outstanding under our 2016 Plan and our 2012 EIP as of December 31, 2017. Does not include shares of restricted stock issued pursuant to our 2016 Plan or our 2012 EIP.

(2)
Represents the weighted average exercise price of outstanding options issued pursuant to our 2016 Plan and our 2012 EIP as of December 31, 2017. Does not take into account outstanding restricted stock units.

Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2016 Plan generally applicable to Lilis and to participants in the 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of   (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,”

and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted Stock Awards, Restricted Stock Units, and Performance Awards.   A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Section 162(m) of the Code.   Section 162(m) of the Code generally prohibits public companies from taking a tax deduction for compensation paid in excess of  $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Act, Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. The Tax Act’s amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for “qualified performance-based compensation.” Accordingly, any “performance-based” compensation granted to employees covered by Section 162(m) of the Code, as amended, will be subject to the compensation deduction limitations set forth in Section 162(m) of the Code.
Other Stock or Cash-Based Awards.   The U.S. federal income tax consequences of other stock- or cash-based awards will depend upon the specific terms and conditions of each award.
Tax Consequences to Lilis.   In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Code Section 409A.   We intend that awards granted under the 2016 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2016 Plan until all tax withholding obligations are satisfied.
Interests of Directors and Officers
Our directors may grant awards under the 2016 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Vote Required for Approval
Approval of this Proposal 5 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 5,000,000 SHARES.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The following table sets forth the names, ages and positions of the persons who are our directors and executive officers as of June 1, 2018:
Name	Age	Position
Ronald D. Ormand	59	Chief Executive Officer and Executive Chairman of the Board of Directors
Nuno Brandolini	64	Director
R. Glenn Dawson	61	Director
John Johanning	32	Director
Markus Specks	33	Director
Mark Christensen	49	Director
Michael G. Long	65	Director
Nicholas Steinsberger	54	Director
David M. Wood	61	Director Nominee
Joseph C. Daches	51	Executive Vice President, Chief Financial Officer and Treasurer
James W. Denny III	70	Executive Vice President, Operations
The biographies for Messrs. Ormand, Brandolini, Dawson, Johanning, Specks, Christensen, Long, Steinsberger and Wood are set forth under Proposal 1 of this proxy statement.
Joseph C. Daches: Executive Vice President, Chief Financial Officer and Treasurer.   On January 23, 2017, our Board appointed Joseph Daches to the position of Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Prior to joining our company, Mr. Daches most recently held the position of Chief Financial Officer and Senior Vice President of Magnum Hunter Resources Corp. (“MHR”) from July 2013 to June 2016, where he finished his tenure by successfully guiding MHR through a restructuring, and upon emergence was appointed Co-CEO by MHR’s new board of directors until his departure. Mr. Daches has over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid-size oil and gas companies and has helped guide several of those companies through financial strategy, capital raises and private and public offerings. Prior to joining MHR, Mr. Daches served as Executive Vice President, Chief Accounting Officer and Treasurer of Energy & Exploration Partners, Inc. from September 2012 until June 2013 and as a director of that company from April 2013 through June 2013. He previously served as a partner and Managing Director of the Willis Consulting Group, LLC, from January 2012 to September 2012. From October 2003 to December 2011, Mr. Daches served as the Director of E&P Advisory Services at Sirius Solutions, LLC, where he was primarily responsible for financial reporting, technical and oil and gas accounting and the overall management of the E&P Advisory Services practice. Mr. Daches earned a Bachelor of Science in Accounting from Wilkes University in Pennsylvania, and he is a certified public accountant in good standing with the Texas State Board of Public Accountancy.
James W. Denny III: Executive Vice President, Operations.   On March 26, 2018, Jim Denny joined Lilis as the Executive Vice President of Operations. Mr. Denny brings more than 45 years of industry related experience. Prior to joining Lilis, Mr. Denny served as Vice President at Siltstone and at Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering.

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until a particular director’s successor is duly elected and qualified. Officers are elected by, and serve at the discretion of, our Board. None of the above individuals has any family relationship with any other.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and persons who own more than 10% of our common stock are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in our common stock, as well as changes in that ownership. Based solely on our review of reports and written representations that we have received, we believe that all required reports were timely filed during 2017, except as follows:
•
Brennan Dane Short filed one Form 3 and one Form 4, reporting two transactions, subsequent to the time prescribed by Section 16(a) of the Exchange Act.

•
R. Glenn Dawson filed one Form 4, reporting one transaction, subsequent to the time prescribed by Section 16(a) of the Exchange Act.

•
Vertex Fund filed its Form 3 and one Form 4, reporting one transaction, subsequent to the time prescribed by Section 16(a) of the Exchange Act.

•
Ronald Ormand filed one Form 4, reporting one transaction, subsequent to the time prescribed by Section 16(a) of the Exchange Act.

Corporate Governance
The Board of Directors and Committees
Our Board conducts its business through meetings and through its committees. Our Board held eighteen meetings in 2017 and took action by unanimous written consent on twelve occasions. Each director attended at least 75% of  (i) the meetings of the Board held after such director’s appointment and (ii) the meetings of the committees on which such director served, after being appointed to such committee. Our policy regarding directors’ attendance at the annual meetings of stockholders is that all directors are expected to attend, absent extenuating circumstances.
Board Leadership Structure
Currently, the Board has selected Mr. Ormand to hold the position of both Chairman of the Board and CEO. Mr. Ormand’s experience at the Company has afforded him intimate knowledge of the issues, challenges and opportunities facing the Company. Accordingly, he is well positioned to focus the Board’s attention on the most pressing issues facing the Company. The Board believes this current structure is most advantageous to the Company.
The Board’s Role in Risk Oversight
It is management’s responsibility to manage risk and bring to the Board’s attention any material risks to our company. The Board has oversight responsibility for our risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks. Our Board also follows the Corporate Governance Guidelines that adopted a common set of expectations on June 27, 2011 to assist the Board and its committees in performing their duties in compliance with applicable requirements.
Director Independence
Our Board follows the standards of independence established under the rules of the NYSE MKT, as well as our Corporate Governance Guidelines on Director Independence, which was amended on December 10, 2015, a copy of which is available on our website at www.lilisenergy.com under “Investor

Relations — Corporate Governance” in determining if directors are independent. The Board has determined that seven of our current directors, Mr. Brandolini, Mr. Dawson, Mr. Johanning, Mr. Specks, Mr. Long, Mr. Steinsberger, and Mr. Wood are “independent directors” under the NYSE MKT rules referenced above.
No independent director receives, or has received, any fees or compensation directly as an individual from us other than compensation received in his capacity as a director or indirectly through their respective companies, except as described below. See “Certain Relationships and Related Transactions, and Director Independence”. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the Board in determining whether any of the directors were independent.
Committees of the Board of Directors
Pursuant to our amended and restated bylaws, our Board is permitted to establish committees from time to time as it deems appropriate. To facilitate independent director review and to make the most effective use of our directors’ time and capabilities, our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The membership and function of these committees are described below.
Audit Committee
During the year ended December 31, 2017, each of Mr. Brandolini, General McPeak, and Mr. Benz served on the audit committee. Currently, the audit committee consists of Mr. Long, who is the chairman of the audit committee, Mr. Dawson and Mr. Brandolini. Our Board of Directors determined that each of Mr. Long, Mr. Dawson and Mr. Brandolini were independent as required by NYSE MKT for audit committee members.
The audit committee met five times during the year ended December 31, 2017 and acted by written consent once, but met separately on several occasions in connection with a meeting of the full Board of Directors. The audit committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.lilisenergy.com under “Investor Relations — Corporate Governance.”
Compensation Committee
During the year ended December 31, 2017, the compensation committee consisted of Mr. Brandolini and Mr. Dawson and, currently, our compensation committee consists of Mr. Brandolini, Mr. Long and Mr. Dawson, who is the acting chairman of the compensation committee.
The compensation committee met seven times during the year ended December 31, 2017 and acted by written consent six times. The compensation committee has also met separately on several occasions in connection with a meeting of the full Board. The Board determined that each of Mr. Brandolini, Mr. Long and Mr. Dawson were independent as required by NYSE MKT for compensation committee members.
The compensation committee reviews, approves and modifies our executive compensation programs, plans and awards provided to our directors, executive officers and key associates. The compensation committee also reviews and approves short-term and long-term incentive plans and other stock or stock-based incentive plans. In addition, the committee reviews our compensation and benefit philosophy, plans and programs on an as-needed basis. In reviewing our compensation and benefits policies, the compensation committee may consider the recruitment, development, promotion, retention, compensation of our executive and senior officers, trends in management compensation and any other factors that it deems appropriate. Under its charter, the compensation committee may create and delegate such tasks to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities, as long as the subcommittee has at least the minimum number of directors necessary to meet any regulatory requirements. The compensation committee may engage consultants in determining or recommending the amount of compensation paid to our directors and executive officers. The compensation committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.lilisenergy.com under “Investor Relations — Corporate Governance.”

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of Mr. Dawson, Mr. Specks and Mr. Brandolini, who is the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee met twice during the year ended December 31, 2017, but met separately on several occasions in connection with a meeting of the full Board.
The primary responsibilities of the nominating and corporate governance committee include identifying, evaluating and recommending, for the approval of the entire Board, potential candidates to become members of the Board, recommending membership on standing committees of the Board, developing and recommending to the entire Board corporate governance principles and practices for our company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our company. The nominating and corporate governance committee will review our code of business conduct and its enforcement, and reviews and recommends to our Board whether waivers should be made with respect to such code. A copy of the nominating and corporate governance committee charter may be found on our website at www.lilisenergy.com under “Investor Relations — Corporate Governance — Highlights.” During the year ended December 31, 2017, there were no material changes to the procedures by which security holders may recommend nominees to our Board.
Communications with the Board of Directors
Stockholders may communicate with our Board or any of the directors by sending written communications addressed to the Board or any of the directors, Lilis Energy, Inc., One Riverview, Suite No. 1700, Houston, TX 77056, Attention: Chief Financial Officer All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.
Code of Ethics
Our Board has adopted a code of business conduct that applies to all of our officers and employees, including our chief executive officer, chief financial officer or controller, and persons performing similar functions. Our code of business conduct codifies the business and ethical principles that govern all aspects of our business. A copy of our code of business conduct is available on our website at www.lilisenergy.com under “Investor Relations — Corporate Governance.” We undertake to provide a copy of our code of business conduct to any person, at no charge, upon a written request. All written requests should be directed to: Lilis Energy, Inc., One Riverview, Suite No. 1700, Houston, TX 77056, Attention: Chief Financial Officer. If any substantive amendments are made to our code of business conduct, or if any waiver (including any implicit waiver) is granted from any provision of the code of business conduct to our chief executive officer, chief financial officer or controller, we will disclose the nature of such amendment or waiver on our website at www.lilisenergy.com under “Investor Relations — Corporate Governance.” or, if required, in a Current Report on Form 8-K.
Report of the Audit Committee of the Board
The audit committee has (i) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management, (ii) discussed with Marcum, our former independent registered public accounting firm, and BDO, our current independent registered public accounting firm, for the fiscal year ended December 31, 2017, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and (iii) received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the review and discussions referred to above, the audit committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
The Audit Committee
Nuno Brandolini
Glenn Dawson
Michael G. Long

EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation for Fiscal Year 2017
The compensation earned by our executive officers for the year ending December 31, 2017 consisted of base salary, short-term incentive compensation consisting of cash payments and long-term incentive compensation consisting of awards of stock grants. All share and per share amounts, fair values per share and exercise prices that appear in this section have been adjusted to reflect the 1-for-10 reverse stock split of our outstanding common stock effected on June 23, 2016.
Summary Compensation Table
The table below sets forth compensation paid to our chief executive officer, chief financial officer and our three other most highly compensated executive officers during the fiscal years ended December 31, 2017, 2016 and 2015, which we refer to as our named executive officers for the years ending December 31, 2017, 2016 and 2015.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Ronald Ormand(6) (Chief Executive Officer and Executive Chairman)	2017	379,167	625,000	2,500,000	—	25,788	3,529,955
	2016	150,000	—	1,875,000	533,092	69,502	2,627,594
Joseph C. Daches (Chief Financial Officer)	2017	383,333	1,248,900	3,001,100	—	25,788	4,659,121
James Linville(7) (Former Chief Executive Officer)	2017	207,576	100,000	847,000	861,250	12,438	2,028,340
Abraham “Avi” Mirman(8) (Former Chief Executive Officer)	2017	323,782	1,932,200	2,804,313	—	1,269,608	6,329,903
	2016	350,000	175,000	—	4,295,894	22,484	4,843,378
	2015	325,466	100,000	90,000	1,397,721	31,504	1,944,691
Brennan Short(9) (Former Chief Operating Officer)	2017	345,128	637,500	2,326,250	1,880,000	23,638	5,212,516
Ariella Fuchs(10) (Former General Counsel and Secretary)	2017	300,000	1,148,500	1,500,000	—	17,687	2,966,187
	2016	240,000	112,500	—	1,288,768	8,417	1,649,685
	2015	182,083	—	48,000	234,887	10,538	475,408
Kevin Nanke(11) (Former Chief Financial Officer)	2017	17,804	—	—	—	776,179	793,983
	2016	257,500	225,000	—	815,216	32,373	1,330,089
	2015	200,000	200,000	99,000	608,291	24,634	1,131,925

(1)
The base salary amounts in this column represent actual base compensation paid or earned through the end of the applicable year.

(2)
The amounts in this column include annual bonuses paid for the applicable year.

(3)
The amounts in this column represent the aggregate grant date fair value of stock awards granted during the applicable year. The grant date fair values for restricted stock awards were computed in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the accounting cost for the stock awards and do not necessarily correspond to the actual economic value that may be received for the stock awards.

(4)
The amounts in this column represent the grant date fair value of stock options granted in the applicable year computed in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the accounting cost for the options and do not correspond to the actual economic value that may be received for the options. The assumptions used to calculate the fair value of options are set forth in the notes to our consolidated financial statements included in this Annual Report on Form 10-K.
(5)
For 2017, this amount includes $12,438, $25,788, $25,788, $23,638, $25,788, and $17687 paid for reimbursement of health insurance premiums to Mr. Linville, Mr. Mirman, Mr. Daches, Mr. Short, Mr. Ormand, and Ms. Fuchs, respectively. Also includes $1,243,820 paid to Mr. Mirman in severance benefits and $776,179 paid to Mr. Nanke in severance benefits.

(6)
Effective April 6, 2018, Mr. Ormand was appointed Chief Executive Officer. Since July 11, 2016, Mr. Ormand has also been serving as Executive Chairman of our Board which is an officer position. Prior to July 11, 2016, Mr. Ormand was a nonemployee director of our Board and his compensation from January 1 to July 10, 2016 is reflected under All Other Compensation for 2016.

(7)
Effective April 6, 2018, Mr. Linville resigned as our CEO, and as a member of our Board.

(8)
Effective August 3, 2017, Mr. Mirman resigned as our CEO, and as a member of our Board.

(9)
On March 6, 2018, Brennan Short ceased serving as the Chief Operating Officer of the Company.

(10)
On February 16, 2018, Ariella Fuchs ceased serving as the Executive Vice President, General Counsel, and Secretary of the Company.

(11)
Effective February 13, 2017, we entered into a separation agreement with Mr. Nanke in connection with his termination from our Company.

Grants of Plan-Based Awards
The following table provides information regarding awards granted to our NEOs under our 2016 Plan during 2017.
Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold (#)	Target (#)	Maximum (#)
James Linville	6/26/2017	—	—	—	—	325,000	4.84	861,250
	6/26/2017	—	—	—	175,000	—	—	847,000
Avi Mirman	5/5/2017	—	—	—	280,000	—	—	1,192,800
	6/16/2017	—	—	—	389,657	750,000	5.31	6,051,579
Joseph Daches	5/5/2017	—	—	—	235,000	—	—	1,001,100
	10/5/2017	—	—	—	400,000	—	—	2,000,000
Kevin Nanke	—	—	—	—	—	—	—	—
Brennan Short	1/27/2017	—	—	—	—	250,000	4.35	1,087,500
	1/27/2017	—	—	—	75,000	—	4.35	326,250
	5/2/2017	—	—	—	—	250,000	4.48	1,120,000
	5/2/2017	—	—	250,000	—	—	4.48	1,120,000
	10/5/2017	—	—	—	400,000	—	5.00	2,000,000
Ronald Ormand	10/5/2017	—	—	—	500,000	—	5.00	2,500,000
Ariella Fuchs	5/5/2017	—	—	—	150,000	—	4.26	639,000
	10/5/2017	—	—	—	300,000	—	—	1,500,000

(1)
For the stock options granted to Mr. Short on May 2, 2017, 250,000 vested immediately and the remainder were scheduled to vest upon the achievement of specified performance goals (50,000 options were scheduled to vest per completion of each well under our Company’s authorization for expenditures budget, until all of the options are vested or forfeited). All such unvested options have been relinquished in connection with Mr. Short’s separation of employment with the Company in March 2018.
(2)
This column shows the number of RSAs granted in 2017 to our NEOs under our 2016 Plan.

•
For the RSAs granted to Mr. Linville on June 26, 2017, 34% vested and settled immediately. Upon his departure on April 6, 2018, the unvested portion of RSAs were forfeited.

•
For the RSAs granted to Mr. Mirman, Mr. Daches, and Ms. Fuchs on May 5, 2017, 100% vested and settled immediately.

•
For the RSAs granted to Mr. Mirman on June 16, 2017, 66% vested and settled immediately and the remainder vested and settled on August 12, 2017 on an accelerated basis under the terms of the Mirman Agreement.

•
For the RSAs granted to Mr. Daches, Mr. Short, Mr. Ormand, and Ms. Fuchs on October 5, 2017, 34% vested and settled immediately and the remainder will vest and settle in two equal installments, subject to acceleration provisions and continued services, on the first two anniversaries of the grant date. The unvested RSAs granted to Ms. Fuchs vested and settled in connection with her separation of employment with the Company in February 2018.

•
For the RSAs granted to Mr. Short on January 27, 2017, 34% vested and settled immediately and the remainder were scheduled to vest and settle in two equal installments, subject to acceleration provisions and continued services, on the first two anniversaries of the grant date. The unvested RSAs granted to Mr. Short were relinquished in connection with the separation of his employment with the Company in March 2018.

(3)
This column shows the number of stock options granted in 2017 to our NEOs under our 2016 Plan.

•
For the stock options granted to Mr. Linville on June 26, 2017, 34% vested immediately. Upon his departure on April 6, 2018, the remainder of stock options were forfeited.

•
All of Mr. Mirman’s stock options vested August 12, 2017 upon his separation under the terms of the Mirman Agreement.

•
For the stock options granted to Mr. Short on January 27, 2017, 34% vested immediately and the remainder were scheduled to vest in two equal installments, subject to acceleration provisions and continued services, on the first two anniversaries of the grant date. The unvested stock options granted to Mr. Short were relinquished in connection with the separation of his employment with the Company in March 2018.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
James Linville	110,500	214,500(2)	—	4.84	6/26/2027	115,500(3)	590,205
Abraham “Avi” Mirman(4)	1,000,000	—	—	1.34	6/24/2026	—	—
	750,000	—	—	5.31	6/16/2026	—	—
Joseph Daches	502,500	247,500(5)	—	2.98	12/15/2026	264,000(6)	1,349,040
Kevin Nanke(7)	625,000	—	—	1.34	6/24/2026	—	—
Brennan Short	85,000	165,000(8)	—	4.35	1/27/2027	313,500(10)	1,601,985
	250,000(9)	—	250,000(9)	4.48	5/2/2027	—	—
Ronald D. Ormand	31,667	—	—	16.50	4/20/2025	742,500(11)	3,794,175
	167,500	82,500(5)	—	2.98	12/15/2026	—	—
Ariella Fuchs	251,250	123,750(12)	—	1.34	6/24/2026	198,000(6)	1,011,780
	251,250	123,750(5)	—	2.98	12/15/2026	—	—

Vesting of options and stock awards reflected in this table is subject to continuous service with our Company, except that unvested awards may vest upon termination by us without cause, termination by the officer for good reason, or termination due to the officer’s disability or death (in each case as set forth in the applicable award agreement or employment agreement).
(1)
The market value of the stock awards is based on the closing price per share of our common stock on the NYSE on December 31, 2017, which was $5.11.

(2)
Upon his departure on April 6, 2018, the unvested portion of his options were forfeited. Vested and exercisable options will expire in 90 days from April 6, 2018 if not exercised.

(3)
Upon his departure on April 6, 2018, the unvested portion of his restricted stock were forfeited.

(4)
For Mr. Mirman, effective August 12, 2017, all unvested options and restricted stock accelerated under the Mirman Agreement.

(5)
Options vest on December 15, 2018, subject to acceleration provisions and continued service. The unvested options granted to Ms. Fuchs were subject to accelerated vesting in connection with her separation from the Company in February 2018.

(6)
Restricted stock vests on October 5, 2018 and 2019 in equal installments, subject to acceleration provisions and continued service. The unvested restricted stock granted to Ms. Fuchs was subject to accelerated vesting in connection with her separation from the Company in February 2018.

(7)
For Mr. Nanke, effective February 13, 2017, all unvested options and restricted stock accelerated under the Nanke Agreement.

(8)
Options vest in equal installments on January 27, 2018 and 2019, subject to acceleration provisions and continued service. The unvested options granted to Mr. Short were relinquished in connection with his separation of employment with the Company in March 2018. Vested and exercisable options will expire in 90 days from March 6, 2018 if not exercised.

(9)
Options vest upon the achievement of specified performance goals (50,000 options will vest per completion of each well under our Company’s authorization for expenditures budget, until all options are vested or forfeited). The unvested options granted to Mr. Short were relinquished in connection with his separation of employment with the Company in March 2018. Vested and exercisable options will expire in 90 days from March 6, 2018 if not exercised.

(10)
49,500 shares of restricted stock vest in equal installments on January 27, 2018 and 2019, subject to acceleration provisions and continued service. 264,000 shares of restricted stock vest on October 5, 2018 and 2019 in equal installments, subject to acceleration provisions and continued service. The unvested shares of restricted stock granted to Mr. Short were relinquished in connection with his separation of employment with the Company in March 2018.

(11)
412,500 shares of restricted stock vest in equal installments on June 24, 2018, subject to acceleration provisions and continued service. 330,000 shares of restricted stock vest on October 5, 2018 and 2019 in equal installments, subject to acceleration provisions and continued service.

(12)
Options vest on June 24, 2018, subject to acceleration provisions and continued service. The unvested options granted to Ms. Fuchs were subject to accelerated vesting in connection with her separation from the Company in February 2018.

Employment Agreements and Other Compensation Arrangements
2012 Equity Incentive Plan (“2012 EIP”) (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan)
Our Board and stockholders approved our 2012 EIP in August 2012. The 2012 EIP provided for grants of equity incentives to: attract, motivate and retain the best available personnel for positions of substantial responsibility; provide additional incentives to our employees, directors and consultants; and promote the success and growth of our business. Equity incentives that were available for grant under our 2012 EIP included stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), and unrestricted stock awards.
Our 2012 EIP is administered by our compensation committee, subject to the ultimate authority of our Board, which has full power and authority to take all actions and to make all determinations required or provided for under the 2012 EIP.
Under our 2012 EIP, 1,000,000 shares of our common stock were available for issuance. As a result of the adoption of our 2016 Plan, awards are no longer made under the 2012 EIP, as discussed below.
2016 Omnibus Incentive Plan (“2016 Plan”)
Background
Our 2016 Plan was approved by our Board effective April 20, 2016 and approved by our stockholders at the 2016 annual meeting on May 23, 2016. Our 2016 Plan replaced our 2012 EIP.
The purposes of our 2016 Plan are to create incentives that are designed to motivate eligible directors, officers, employees and consultants to put forth maximum effort toward our success and growth, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.
On a go forward basis, the Company intends to base compensation on certain performance matrices relating to employees positions or roles and standards utilized by its peers in the industry. By using measurable goals, the Company can more easily validate award increases based on employee and Company performance combined and assure that the Company remains competitive.
Eligibility
Awards may be granted under our 2016 Plan to our officers, employees, directors, consultants and advisors and its affiliates. Tax-qualified incentive stock options may be granted only to our employees.

Administration
Our 2016 Plan may be administered by our Board or its compensation committee. Our compensation committee, in its discretion, generally selects the individuals to whom awards may be granted, the time or times at which awards are granted and the terms and conditions of awards.
Number of Authorized Shares
When initially approved by our stockholders, 50,000,000 shares of our common stock were made available for issuance under our 2016 Plan. As a result of our 1-for-10 reverse stock split, which took effect on June 23, 2016, the number of shares available for issuance under our 2016 Plan was automatically reduced to 5,000,000. On August 25, 2016, our Board approved an amendment to our 2016 Plan to increase the maximum number of shares that may be issued from 5,000,000 to 10,000,000, and our stockholders approved that amendment at a special meeting on November 3, 2016. On May 15, 2017, our Board approved a second amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 10,000,000 to 13,000,000, and our stockholders approved that amendment at the 2017 Annual Meeting. As described in Proposal 5 of this proxy statement, on June 1, 2018, our Board approved a third amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 13,000,000 to 18,000,000, subject to stockholder approval, and directed that the amendment be submitted to the stockholders for approval at the 2018 Annual Meeting.
Up to 13,000,000 shares may be granted as tax-qualified incentive stock options under our 2016 Plan (18,000,000 shares if our stockholders approve the third amendment to the 2016 Plan described in Proposal 5 to this proxy statement). The shares issuable under our 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.
If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under our 2016 Plan and thereafter are forfeited to us, the shares subject to those awards and the forfeited shares will not count against the aggregate number of shares available for grant under the plan. In addition, the following items will not count against the aggregate number of shares available for grant under our 2016 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.
Limits on Awards to Nonemployee Directors
The maximum number of shares subject to awards under our 2016 Plan granted during any calendar year to any nonemployee member of our Board, taken together with any cash fees paid to the director during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).
Types of Awards
Our 2016 Plan permits the granting of any or all of the following types of awards: stock options, which entitle the holder to purchase a specified number of shares at a specified price; SARs, which, upon exercise, entitle the holder to receive payment per share in stock or cash equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR; restricted stock, which are shares of common stock subject to specified restrictions; RSUs, which represent the right to receive shares of our common stock in the future; other types of equity or equity-based awards; and performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by the compensation committee over a specified award period.
No Repricing
Without shareholder approval, our compensation committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by our 2016 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.
Clawback
All awards granted under our 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopt to implement such requirements and any other compensation recovery policies as we may adopt from time to time.
Transferability
2016 Plan awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Effect of Change in Control
Under our 2016 Plan, in the event of a change in control, outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by our compensation committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the applicable exercise price.
Subject to the terms and conditions of the applicable award agreement, awards granted to nonemployee directors will fully vest upon a change in control.
Subject to the terms and conditions of the applicable award agreement, for awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.
•
For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of  (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

•
For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control other than for cause or by the award recipient for good reason. For performance awards, the amount vesting will be based on the greater of   (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of 2016 Plan
Unless earlier terminated by our Board, our 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it was initially approved by stockholders. Our Board may amend, suspend or terminate our 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of our 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
Equity Grants for Fiscal Year 2017
During our year ended December 31, 2017, we granted 4,266,345 shares of restricted common stock and 3,260,000 options to purchase shares of common stock to our employees and directors. Also, during 2017, 1,606,937 stock options and 696,469 shares of restricted stock previously issued and unvested were forfeited or cancelled in connection with the termination of certain employees, the departure of certain directors and/or shares cancelled to cover tax withholding on vested restricted shares. Options issued to employees and directors generally vest in equal installments over specified time periods during the service period or upon achievement of certain performance-based operating thresholds.
On July 7, 2016, Mr. Ormand received a grant of restricted stock under our 2016 Plan covering 1,250,000 million shares of our common stock. The restricted stock vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant, and 33% vesting on the second anniversary of the date of the grant, subject to continued service. On December 15, 2016, Mr. Ormand received an additional grant of 250,000 stock options under our 2016 Plan, with an exercise price of  $2.98. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service. On October 5, 2017, Mr. Ormand received a grant of 500,000 shares of restricted stock with a fair value of  $5.00 per share at grant date. This grant is scheduled to vest over 2 years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service.
On December 15, 2016, Mr. Daches received a grant of 750,000 stock options under our 2016 Plan, with an exercise price of  $2.98. 34% of the options vested on the grant date, 33% vested on December 15, 2017, and 33% will vest on the second anniversary of the grant date, subject to continued service. On May 5, 2017, Mr. Daches received a grant of 235,000 shares of restricted stock with a fair value of  $4.26 per share at grant date. 100% of the restricted stock award vested on the grant date. On October 5, 2017, Mr. Daches received a grant of 400,000 shares of restricted stock with a fair value of  $5.00 per share at grant date. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service.
On June 26, 2017, Mr. Linville received a grant of 325,000 stock options under our 2016 Plan, with an exercise price of  $4.84, which such grant of stock options was conditioned on stockholders’ approval, which was obtained on July 13, 2017. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date and 33% vesting on the second anniversary of the grant date, subject to continued service. Also, on June 26, 2017, Mr. Linville received a grant of 175,000 shares of restricted stock under our 2016 Plan, with a fair value of  $4.84 per share at grant date, which such grant of stock was conditioned on stockholders’ approval, which was obtained on July 13, 2017. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to his continued service. Upon his departure on April 6, 2018, the unvested portion of any restricted stock were forfeited.
Mr. Mirman was granted stock options covering 1,250,000 shares on June 24, 2016 and 500,000 shares on December 15, 2016. To satisfy the requirements of Code Section 162(m), our 2016 Plan included an annual limit on grants of stock options and SARs to any individual participant of 10,000,000 shares, which was automatically adjusted to 1,000,000 shares as a result of our 1-for-10 reverse stock split effective June 23, 2016. The 2016 option grants to Mr. Mirman inadvertently exceeded this award limit. As a result, our compensation committee approved a rescission in June 2017 of 250,000 of the options granted in June 2016 and the entire December 2016 option grant. Our compensation committee believed these awards otherwise represented appropriate compensation opportunities for Mr. Mirman and in June 2017, our compensation committee approved options and restricted stock awards to replace the value of the rescinded option awards. On May 5, 2017, Mr. Mirman received a grant of 280,000 shares of restricted stock with a fair value of  $4.26 per share at grant date. 100% of the restricted stock award vested on the grant date.

On June 24, 2016, Ms. Fuchs received a grant of 375,000 stock options under our 2016 Plan, with an exercise price of  $1.34. This grant was scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service. On December 15, 2016, Ms. Fuchs received an additional grant of 375,000 stock options under our 2016 Plan, with an exercise price of  $2.98. This grant was scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service. On May 5, 2017, Ms. Fuchs received a grant of 150,000 shares of restricted stock with a fair value of  $4.26 per share at grant date. 100% of the restricted stock award vested on the grant date. On October 5, 2017, Ms. Fuchs received a grant of 300,000 shares of restricted stock with a fair value of  $5.00 per share at grant date. This grant was scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service. The unvested restricted stock, incentive stock options and non-qualified stock options granted to Ms. Fuchs was subject to accelerated vesting in connection with her separation from the Company in February 2018.
On January 27, 2017, Mr. Short received a grant of 250,000 stock options under our 2016 Plan, with an exercise price of  $4.35. This grant was scheduled to vest over two years, with 34% of the options vesting on the grant date, 33% vesting on January 27, 2018, and 33% to vest on the second anniversary of the grant date, subject to his continued service. Also on January 27, 2017, Mr. Short received a grant of 75,000 shares of restricted stock under our 2016 Plan. This grant was scheduled to vest over two years, with 34% of the shares vesting on the grant date, 33% vesting on January 27, 2018, and 33% to vest on the second anniversary of the grant date, subject to continued service. On May 2, 2017, Mr. Short received a grant of 500,000 stock options under our 2016 Plan, with an exercise price of  $4.48; 250,000 of these options vested upon the grant date, and the remaining 250,000 options vest based on the achievement of specified performance goals (generally, 50,000 options will vest per completion of one well under our Company’s authorization for expenditures budget), 50,000 of which have vested as of March 2018. On October 5, 2017, Mr. Short received a grant of 400,000 shares of restricted stock under our 2016 Plan, with an exercise price of  $5.00. This grant was scheduled to vest over two years, with 34% of the options vesting on the grant date, 33% vesting on the first anniversary of the grant date, and 33% vesting on the second anniversary of the grant date, subject to continued service. The unvested shares of restricted stock and incentive stock options granted to Mr. Short were relinquished in connection with his separation of employment with the Company in March 2018; the vested and exercisable incentive stock options will expire 90 days following Mr. Short’s departure from the Company if not exercised.
Employment Agreements
Mr. Ormand
On July 5, 2016, we entered into an employment agreement with Ronald D. Ormand, effective as of July 11, 2016, under which he will serve as our Executive Chairman. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term.
Mr. Ormand’s base salary under his agreement (which will be reviewed by the Board for adjustments) is $300,000 for the first year of the agreement, $350,000 for the second year of the agreement, and $400,000 for the third year of the agreement. Mr. Ormand will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 400%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures. Mr. Ormand will also be eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board in its discretion. On July 7, 2016, Mr. Ormand received a grant of restricted stock under our 2016 Plan for 1.25 million shares of common stock. The restricted stock vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Mr. Daches
We entered into an employment agreement with Mr. Daches dated January 23, 2017, in connection with his appointment as our Executive Vice President, Chief Financial Officer, and Treasurer. We amended this agreement on May 5, 2017 to eliminate Mr. Daches’ eligibility to receive certain “cash incentive bonuses” that had been tied to BOE and EBITDAX production thresholds, and we replaced those bonuses with an immediate bonus paid out in a mix of cash and stock.
The agreement provides, among other things, that Mr. Daches will receive a base salary of  (1) $300,000 from the effective date of the agreement to the one-year anniversary of the effective date; (2) $350,000 from the one-year anniversary of the effective date of the agreement to the two-year anniversary if the effective date; and (3) $375,000 after the two-year anniversary. Under his agreement, Mr. Daches’ base salary will be reviewed annually by our Board to determine whether it should be increased. In 2017, Mr. Daches received a $50,000 cash bonus for our Company’s timely filing of its 2016 Annual Report on Form 10-K, in accordance with his employment agreement. Mr. Daches is also eligible to receive bonuses and awards of equity and non-equity compensation and to participate in the annual and long-term compensation plans of the Company, in each case as determined by our Board. The target annual bonus for Mr. Daches set forth in his agreement is 250,000 shares of restricted stock.
The initial term of Mr. Daches’ agreement ended on December 31, 2017, and the agreement began to renew automatically for additional one-year periods beginning on December 31, 2017. Either party may give notice of non-renewal at least 180 days before the end of the then-current term. All payments to Mr. Daches under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Daches is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.
Mr. Linville
We entered into an employment agreement with Mr. Linville dated June 26, 2017, in connection with his appointment as our President. The agreement provides, among other things, that Mr. Linville will receive a base salary of  (1) $400,000 from the effective date of the agreement to the one-year anniversary of the effective date and (2) $450,000 from the one-year anniversary of the effective date of his agreement to the two-year anniversary of the effective date. Mr. Linville also received a lump sum cash signing bonus of $100,000 under the agreement. Additionally, Mr. Linville is eligible to receive a lump sum cash retention bonus equal to no less than $200,000 on the one-year anniversary of the effective date of the agreement, subject to his continued service. Mr. Linville is also eligible to receive annual bonuses and awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board. On August 4, 2017, we amended our employment agreement with Mr. Linville to reflect his removal as our President and appointment as our CEO. All other terms of the employment agreement remained unchanged.
The initial term of Mr. Linville’s agreement ended December 31, 2017, and the agreement began to renew automatically for additional one-year periods beginning on December 31, 2017. Either party may give notice of non-renewal at least 180 days before the end of the then-current term. All payments to Mr. Linville under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Linville is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.
Mr. Mirman
On July 5, 2016, we entered into a new employment agreement with Mr. Mirman, under which he served as our CEO. This agreement became effective June 24, 2016 upon the closing of our merger with Brushy. The initial term of Mr. Mirman’s agreement was scheduled to end on December 31, 2017. We amended this agreement on May 5, 2017 to eliminate Mr. Mirman’s eligibility to receive certain “cash incentive bonuses” that had been tied to BOE and EBITDAX production thresholds, and we replaced those bonuses with an immediate bonus paid out in a mix of cash and stock.
Mr. Mirman’s base salary under his agreement was $350,000 for the first year of the agreement, $375,000 for the second year, and $425,000 for the third year. Mr. Mirman was entitled to a bonus under the agreement equal to $175,000, payable in cash on the first regular payroll date after June 24, 2016 (the closing date of the merger with Brushy). Mr. Mirman was also eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board.
Ms. Fuchs
On July 5, 2016, we entered into an employment agreement with Ms. Fuchs under which she served as our General Counsel. This agreement became effective June 24, 2016 upon the closing of our merger with Brushy. We amended this agreement on May 5, 2017 to eliminate Ms. Fuchs’ eligibility to receive certain “cash incentive bonuses” that had been tied to BOE and EBITDAX production thresholds, and we replaced those bonuses with an immediate bonus paid out in a mix of cash and stock. The initial term of Ms. Fuchs’ agreement ended on December 31, 2017, and the agreement began to renew automatically for additional one-year periods beginning on December 31, 2017.
Ms. Fuchs’ initial base salary under her agreement was $250,000. Ms. Fuchs was entitled to, and received, a bonus under the agreement equal to $112,500, which was paid in cash on the first regular payroll date after June 24, 2016 (the closing date of the merger with Brushy). Ms. Fuchs was also eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board.
Mr. Short
In connection with his appointment as our Chief Operating Officer, we entered into an employment agreement with Mr. Short dated January 27, 2017. The agreement provides, among other things, that Mr. Short will receive a base salary of  $300,000 per year, to be reviewed annually by our Board to determine whether the salary should be increased. The agreement also provides for additional bonuses based on our achievement of certain performance measures. Mr. Short is also eligible to receive bonuses and awards of equity and non-equity compensation and to participate in annual and long-term compensation plans of the Company, in each case as determined by our Board. The initial term of Mr. Short’s agreement ended on December 31, 2017, and the agreement began to renew automatically for additional one-year periods beginning on December 31, 2017. Either party may give notice of non-renewal at least 180 days before the end of the then-current term
Potential Payments Upon Termination or Change-In-Control
Mr. Ormand
Under his employment agreement, Mr. Ormand will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by us without cause or a termination by Mr. Ormand for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Ormand will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Ormand’s employment agreement are subject to his execution and non-revocation of a release of claims against us. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Code, but only if that reduction would result in Mr. Ormand receiving a greater net after tax benefit as a result of the reduction. All payments to Mr. Ormand under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Ormand is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under his employment agreement.
Mr. Daches
Under his employment agreement, upon a termination by us without cause or a termination by him for good reason, Mr. Daches will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums. Upon a termination by us without cause or a termination by Mr. Daches for good reason within 12 months after a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Daches will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Daches’ employment agreement are subject to his execution of a release of claims against us. The severance payments are also subject to reduction in order to avoid any excise tax associated with Code Section 280G, but only if that reduction would result in Mr. Daches receiving a greater net after tax benefit as a result of the reduction.
Mr. Linville
Under his employment agreement, upon a termination by us without cause or a termination by him for good reason, Mr. Linville will be entitled to (1) a lump sum severance payment equal to 12 months of base salary, (2) 12 months of COBRA premiums, and (3) a lump sum payment equal to $200,000 (representing an amount equal to Mr. Linville’s unpaid sign-on retention bonus). Upon a termination by us without cause or a termination by Mr. Linville for good reason within 12 months after a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Linville will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Linville’s employment agreement are subject to his execution of a release of claims against us. The severance payments are also subject to reduction in order to avoid any excise tax associated with Section 280G of the Internal Revenue Code — or the Code — but only if that reduction would result in Mr. Linville receiving a greater net after tax benefit as a result of the reduction.
Mr. Mirman
Under his employment agreement, Mr. Mirman was entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by us without cause or a termination by Mr. Mirman for good reason within 12 months after a change in control, he was entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Mirman was entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Mirman’s employment agreement were subject to his execution of a release of claims against us. The severance payments were also subject to reduction in order to avoid any excise tax associated with Code Section 280G, but only if that reduction would result in Mr. Mirman receiving a greater net after tax benefit as a result of the reduction. All payments to Mr. Mirman under his employment agreement were subject to clawback in the event required by applicable law. Further, Mr. Mirman was subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.
Ms. Fuchs
Under her employment agreement, Ms. Fuchs’ was entitled to a lump sum severance payment equal to six months of base salary and six months of COBRA premiums upon a termination by us without cause or a termination by her for good reason. Upon a termination by us without cause or a termination by Ms. Fuchs for good reason within 12 months after a change in control, she was entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Ms. Fuchs was entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Ms. Fuchs’ employment agreement were subject to her execution of a release of claims against us. The severance payments are also subject to reduction in order to avoid any excise tax associated with Code Section 280G, but only if that reduction would result in Ms. Fuchs receiving a greater net after tax benefit as a result of the reduction.
Mr. Short
Under his employment agreement, upon a termination by us without cause or a termination by him for good reason, Mr. Short will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums. Upon a termination by us without cause or a termination by Mr. Short for good reason within 12 months after a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Short will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Short’s employment agreement are subject to his execution of a release of claims against us. The severance payments are also subject to reduction in order to avoid any excise tax associated with Code Section 280G, but only if that reduction would result in Mr. Short receiving a greater net after tax benefit as a result of the reduction.
Stock Options
Each of Mr. Ormand and Mr. Daches hold unvested options under our 2016 Plan, all of which become fully exercisable (1) immediately upon the officer’s separation from service other than for cause or for good reason, and (2) immediately prior to, and contingent upon, a change in control prior to the officer’s separation from service.
Retirement and Other Benefits
All employees, including our named executive officers, may participate in our 401(k) retirement savings plan (“401(k) Plan”). Each employee may make before tax contributions in accordance with Internal Revenue Service limits. We provide this 401(k) Plan to help our employees save a portion of their cash compensation for retirement in a tax efficient manner. In prior years, we have made a matching contribution in an amount equal to 100% of the employee’s elective deferral contribution below 3% of the employee’s compensation and 50% of the employee’s elective deferral that exceeds 3% of the employee’s compensation but does not exceed 5% of the employee’s compensation.
Compensation of Nonemployee Directors
Name	Fees Earned or Paid in Cash Compensation ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
G. Tyler Runnels(2)	19,076	—	—	—	19,076
Nuno Brandolini(3)	60,000	171,825	—	—	231,825
General Merrill McPeak(4)	85,000	171,825	—	—	256,825
R. Glenn Dawson(5)	85,000	415,000	—	—	500,000
Peter Benz(6)	85,000	171,825	—	—	256,825
Mark Christensen(7)	19,076	—	—	—	19,076

(1)
Represents restricted stock awards. Awards in this column are reported at grant date fair value in accordance with FASB ASC Topic 718. The amounts reported reflect the accounting cost for the awards and do not correspond to the actual economic value that may be received for the awards. On January 31, 2017, Mr. Brandolini, General McPeak, and Mr. Benz were each granted 15,000 shares of restricted stock and Mr. Dawson was granted 103,750 shares of restricted stock. These awards all vested in full immediately. On October 17, 2017, Mr. Brandolini, General McPeak, and Mr. Benz were each granted 22,500 shares of restricted stock, which all vested in full immediately.

(2)
Mr. Runnels served as a director from November 21, 2014, through January 13, 2016 and was appointed to the Board again on September 6, 2017. Effective June 1, 2018, Mr. Runnels resigned as a member of our Board.

(3)
Mr. Brandolini was appointed to the Board on February 13, 2014.

(4)
General McPeak was appointed to our Board on January 29, 2015. Effective April 6, 2018, General McPeak resigned as a member of our Board.

(5)
Mr. Dawson was appointed to the Board on January 13, 2016.

(6)
Mr. Benz was appointed to our Board on June 23, 2016. Effective April 6, 2018, Mr. Benz resigned as a member of our Board.

(7)
Mr. Christensen was appointed to our Board on September 6, 2017.

On April 16, 2015, our Board adopted an amended nonemployee director compensation program (the “Prior Program”). The Prior Program was comprised of the following components:
•
Initial Grant:   Each nonemployee director would receive 100,000 restricted shares of common stock on the first anniversary of the date of the director’s appointment, which would vest in three equal installments over a three-year period, (subject to the continued service of the director and certain accelerated vesting provisions);

•
Annual Stock Award:   Each nonemployee director would receive an annual stock award equal to $60,000 divided by the most recent per share closing price of the common stock prior to the date of each annual grant, payable on each anniversary of the date an independent director was initially appointed to our Board, and subject to certain accelerated vesting provisions;

•
Option Award:   Each nonemployee director would receive a one-time initial grant of 25,000 stock options, which would vest immediately, and 20,000 options that would vest in equal installments over a three-year period beginning on the first anniversary of the grant date; and

•
Committee Fees:   On a quarterly basis, beginning at the end of the first full quarter following the appointment of the nonemployee director to Chairman of the Board, Chairman of the Audit Committee or Chairman of the Compensation Committee, the director would receive $12,500, $6,250 and $6,250, respectively, in cash compensation, which at the election of the director would be payable in cash or stock (calculated by dividing the value of cash compensation (or a portion thereof), by the most recent per share closing price of the common stock prior to the date of the grant).

Beginning January 1, 2017, our Board adopted an amended nonemployee director compensation program (the “New Program”). The New Program is substantially similar to the Prior Program. However, the New Program sets forth an annual equity date (which will be the first business day on or after January 31 of each year) pursuant to which each nonemployee director will receive an Annual Stock Award, subject to substantially the same terms and conditions set forth above. In addition, the New Program establishes annual limits on the number of shares subject to our equity compensation plan awards that may be granted during any calendar year to any director, which, taken together with any cash fees paid to the director during the year, cannot exceed $500,000 in total value.
Indemnification of Directors and Officers
Pursuant to our certificate of incorporation we provide indemnification of our directors and officers to the fullest extent permitted under Nevada law. We believe that this indemnification is necessary to attract and retain qualified directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to beneficial ownership of our common stock as of May 15, 2018 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock.
This table is based upon the total number of shares outstanding as of May 15, 2018 of 60,183,329. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after May 15, 2018 are deemed outstanding by such person or group, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All share amounts that appear in this report have been adjusted to reflect a 1-for-10 reverse stock split of our outstanding common stock effected on June 23, 2016. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Lilis Energy, Inc., One Riverview, Suite No. 1700, Houston, TX 77056.
Name and Address of Beneficial Owner	Lilis common stock Held Directly	Lilis common stock Acquirable Within 60 Days(1)	Total Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Directors and Named Executive Officers
Ronald D. Ormand, Chief Executive Officer and Executive Chairman of the Board	4,027,253(2)	199,167(3)	4,226,420	7.0%(4)
Joseph Daches, Chief Financial Officer	596,176	502,500(5)	1,098,676	1.8%
Nuno Brandolini, Director	549,445	119,575(6)	669,020	1.1%
R. Glenn Dawson, Director	650,578	183,335(7)	833,913	1.4%
G. Tyler Runnels, Director	2,121,790(8)	128,325(9)	2,250,115	3.7%
Mark Christensen, Director	1,306,663(10)	1,043,052(11)	2,349,715	3.8%
Markus Specks, Director	—	—	—	*
John Johanning, Director	—	—	—	*
Michael Long, Director	—	—	—	*
Nicholas Steinsberger, Director	—	—	—	*
Directors and Officers as a Group (10 persons)	9,251,905	2,175,954(12)	11,427,859	18.3%(13)
5% Stockholders
Bryan Ezralow, 23622 Calabasas Road, Suite 200, Calabasas, CA 913012	3,486,676(14)	272,731(15)	3,759,407	6.2%
Marc Ezralow, 23622 Calabasas Road, Suite 200, Calabasas, CA 913012	2,783,559(16)	220,783(17)	3,004,342	5.0%
J. Steven Emerson, 1522 Ensley Avenue, Los Angeles, CA 90024	4,064,074(18)	324,678(19)	4,388,752	7.3%

Name and Address of Beneficial Owner	Lilis common stock Held Directly	Lilis common stock Acquirable Within 60 Days(1)	Total Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
OneEnergy Partners Operating, LLC 2929 Allen Parkway, Suite 200 Houston, TX 77019	—	6,940,722(20)	6,940,722	11.5%
Investor Company 5J5505D Vertex One Asset Management 1021 West Hastings Street, Suite 3200 Vancouver, BC V6E 0C3	7,189,480(21)	—	7,189,480	11.9%
Värde Partners, Inc. 901 Marquette Avenue South Suite 330, Minneapolis, MN 55402	—	43,592,196(22)	43,592,196(22)	42.0%

*
Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)
Excluding the outstanding warrants issued in connection with our March 2017 Private Placement, the terms of the Company’s outstanding warrants, (the “Blocker Securities”) contain a provision prohibiting the conversion of the exercise of warrants into common stock of the Company if, upon exercise, as applicable, the holder thereof would beneficially own more than a certain percentage of the Company’s then outstanding common stock (the “Blocker Limitation”). This percentage limitation is 4.99%. Accordingly, the share numbers in the above table represent ownership after giving effect to the beneficial ownership limitations described in this footnote. However, the foregoing restrictions do not prevent such holder from exercising, as applicable, some of its holdings, selling those shares, and then exercising, as applicable, more of its holdings, while still staying below the percentage limitation. As a result, the holder could sell more than any applicable ownership limitation while never actually holding more shares than the applicable limitations allow. Thus, while the ownership percentages are also given with regard to this beneficial ownership limitation, specific footnotes indicate what the ownership would be as of June 15, 2017, without giving effect to limitation.

(2)
Consists of: (i) 2,403,698 shares of common stock held by Perugia Investment, LP (“Perugia”); and (ii) 1,583,555 shares of common stock held directly by Mr. Ormand and (iii) 40,000 shares of common stock held by the Bruin Trust, an irrevocable trust managed by Jerry Ormand, Mr. Ormand’s brother, as trustee and whose beneficiaries include the adult children of Mr. Ormand. Mr. Ormand is manager of Perugia and has shared voting and dispositive power over the securities held by Perugia.

(3)
Represents shares of common stock subject to options exercisable within 60 days.

In addition, Mr. Ormand beneficially owns an aggregate of 993,102 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Ormand’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 533,102 shares of common stock issuable upon exercise of warrants held by Perugia; and (ii) 460,000 shares of common issuable upon exercise of warrants held by The Bruin Trust.
(4)
Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Ormand beneficially owns a total 5,219,522 shares of common stock, which represents 8.6% of our currently issued and outstanding common stock.

(5)
Represents shares of common stock subject to options exercisable within 60 days.

(6)
Represents shares of common stock subject to options exercisable within 60 days.

(7)
Represents shares of common stock subject to options exercisable within 60 days.

(8)
Consists of: (i) 71,744 shares of common stock held directly by Mr. Runnels; (ii) 267,436 shares of common stock held by T.R. Winston & Company, LLC (“TRW”); (iii) 534,899 shares of common stock held by TRW Capital Growth Fund, LP; (iv) 1,218,005 shares of common stock held by Runnels Family Trust DTD 1-11-2000 (“Runnels Family Trust”), for which Mr. Runnels acts as trustee with Jasmine N. Runnels, who share voting and dispositive power; (v) 29,300 shares of common stock held by High Tide, LLC (“High Tide”); (vi) 402 shares of common stock held by Pangaea Partners, LLC; and (vii) 3 shares of common stock held by SEP IRA Pershing LLC Custodian (“SEP IRA”). Mr. Runnels is the natural person with ultimate voting and dispositive power over the securities held by TRW, TRW Capital Grown Fund, LP, High Tide, Pangaea Partners, LLC and SEP IRA.
(9)
Represents shares of common stock subject to options and warrants exercisable within 60 days

In addition, Mr. Runnels beneficially owns an aggregate of 1,011,406 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Runnels’ percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 636,046 shares of common stock issuable upon exercise of warrants held by TRW; and (ii) 375,360 shares of common stock issuable upon exercise of warrants held by Runnels Family Trust.
(10)
Consists of: (i) 23,954 shares of common stock held directly by Mr. Christensen; (ii) 1,103,362 shares of common stock held by Trace Capital Inc. (“Trace”), for which Mr. Christensen’s wife is the natural person with ultimate voting and dispositive power; and (ii) 179,347 shares of common stock held by GM&P Holding Corp., for which Mr. Christensen is the natural person with ultimate voting and dispositive power.

(11)
Represents shares of common stock subject to options and warrants exercisable within 60 days.

(12)
As indicated in the above footnotes, this amount excludes an aggregate of 58,056,497 additional shares of common stock acquirable within 60 days, which are subject to Blocker Limitations.

(13)
Including the Blocker Securities, and ignoring the Blocker Limitation, the directors and officers as a group beneficially own a total of 11,718,940 shares of common stock, which represents 19.5% of our currently issued and outstanding common stock.

(14)
Based solely on a Schedule 13G filed by Bryan Ezralow on February 13, 2018. Collectively, the shares of common stock reported herein in which Bryan Ezralow has shared voting and dispositive power over such shares is an aggregate of 2,092,723 shares. Such shares are held directly by (a) the Ezralow Family Trust u/t/d 12/9/1980 (the “Family Trust”) in the amount of 94,106 shares, where Bryan Ezralow as a co-trustee of the Family Trust shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (b) the Ezralow Marital Trust u/t/d 1/12/2002 (the “Marital Trust”) in the amount of 101,571 shares, where Bryan Ezralow as a co-trustee of the Marital Trust shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (c) Elevado Investment Company, LLC, a Delaware limited liability company (“Elevado Investment”), in the amount of 416,252 shares, where Bryan Ezralow as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of Elevado Investment, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (d) EMSE LLC (“EMSE”), a Delaware limited liability company, in the amount of 495,674 shares, where Bryan Ezralow, as a manager of EMSE, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (e) EZ Colony Partners, LLC, a Delaware limited liability company (“EZ Colony”), in the amount of 985,117 shares, where Bryan Ezralow as the sole trustee of one of the trusts that is a manager of EZ Colony, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (f) EZ MM&B Holdings, LLC, a Delaware limited liability company (“EZ MM&B”), in the amount of 3 shares, where Bryan Ezralow as the sole trustee of one of the trusts that is a manager of EZ MM&B, and as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

Collectively, the shares of common stock reported herein in which Bryan Ezralow has sole voting and dispositive power over such shares are 1,393,953 shares. Such shares are held directly by (a) the Bryan Ezralow 1994 Trust u/t/d/12/22/1994, Bryan Ezralow, Trustee (the “Bryan Trust”) in the amount of

1,258,098 shares, where Bryan Ezralow as sole trustee of the Bryan Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (b) the Marc Ezralow Irrevocable Trust u/t/d 6/1/2004 (the “Irrevocable Trust”) in the amount of 135,855 shares, where Bryan Ezralow as sole trustee of the Irrevocable Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.
(15)
Represents shares of common stock subject to warrants exercisable within 60 days.

In addition, Bryan Ezralow beneficially owns an aggregate of 836,712 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Bryan Ezralow is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 295,455 shares of common stock issuable upon the exercise of warrants, held by the Bryan Trust; (ii) 43,182 shares of common stock issuable upon the exercise of warrants, held by the Irrevocable Trust; (iii) 125,889 shares of common stock issuable upon the exercise of warrants, held by Elevado; (iv) 266,088 shares of common stock issuable upon the exercise of warrants, held by EZ Colony; (v) 43,912 shares of common stock issuable upon the exercise of warrants, held by the Marital Trust; (vi) 41,285 shares of common stock issuable upon the exercise of warrants, held by the Family Trust; and (vii) 20,899 shares of common stock issuable upon the exercise of warrants, held by EMSE.
(16)
Based solely on a Schedule 13G filed by Marc Ezralow on February 14, 2018. Collectively, the shares of common stock reported therein in which Marc Ezralow has shared voting and dispositive power over such shares are an aggregate of 2,092,723 shares. Such shares are held directly by (a) the Ezralow Family Trust u/t/d 12/9/1980 (the “Family Trust”) in the amount of 94,106 shares, where Marc Ezralow, as a co-trustee of the Family Trust, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (b) the Ezralow Marital Trust u/t/d 1/12/2002 (the “Marital Trust”) in the amount of 101,571 shares, where Marc Ezralow, as a co-trustee of the Marital Trust, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (c) Elevado Investment Company, LLC, a Delaware limited liability company (“Elevado Investment”), in the amount of 416,252 shares, where Marc Ezralow as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of Elevado Investment, shares voting and dispositive power over such shares, and thus, be deemed to beneficially own such shares; (d) EMSE LLC (“EMSE”), a Delaware limited liability company, in the amount of 495,674 shares, where Marc Ezralow, as a manager of EMSE shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (e) EZ Colony Partners, LLC, a Delaware limited liability company (“EZ Colony”), in the amount of 985,117 shares, where Marc Ezralow as the sole trustee of one of the trusts that is a manager of EZ Colony, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (f) EZ MM&B Holdings, LLC, a Delaware limited liability company (“EZ MM&B”) in the amount of 3 shares, where Marc Ezralow as the sole trustee of one of the trusts that is a manager of EZ MM&B, and as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

Collectively, the shares of common stock reported herein in which Marc Ezralow has sole voting and dispositive power over said common stock are 690,836 shares. Such shares are held directly by (a) the Marc Ezralow 1997 Trust u/t/d/11/26/1997, Marc Ezralow, Trustee (the “Marc Trust”) in the amount of 554,981 shares, where Marc Ezralow as sole trustee of the Marc Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (b) the SPA Trust u/t/d 9/13/2004 (the “SPA Trust”), in the amount of 135,855 shares, where Marc Ezralow as sole trustee of the SPA Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.
(17)
Represents shares of common stock subject to warrants exercisable within 60 days.

In addition, Marc Ezralow beneficially owns an aggregate of 711,710 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Marc Ezralow is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 43,182 shares of common stock issuable upon exercise of warrants, held the SPA Trust; (ii) 170,455 shares of common stock issuable upon exercise of warrants, held by the 1997 Trust; (iii) 125,889 shares of common stock issuable upon the exercise of warrants, held by Elevado; (iv) 266,088 shares of common stock issuable upon the exercise of warrants, held by EZ Colony; (v) 43,912 shares of common stock issuable upon the exercise of warrants, held by the Marital Trust; (vi) 41,285 shares of common stock issuable upon the exercise of warrants, held by the Family Trust; and (vii) 20,899 shares of common stock issuable upon the exercise of warrants, held by EMSE.
(18)
Based on the Schedule 13D filed on May 19, 2017, this consists of: (i) 1,630,652 shares of common stock held by J. Steven Emerson Roth IRA Pershing LLC as Custodian (“Roth IRA Pershing”); (ii) 1,371,067 shares of common stock held by J. Steven Emerson IRA Rollover II Pershing LLC as Custodian (“IRA Rollover II Pershing”); (iii) 430,945 shares of common stock held by Emerson Partners (“Emerson”); (iv) 583,237 shares of common stock held directly by J. Steven Emerson; (v) 48,173 shares of common stock held by the Emerson Family Foundation. J. Steven Emerson is the natural person with ultimate voting or investment control over the shares of common stock held by each of Roth IRA Pershing, IRA Rollover II Pershing, Emerson and the Emerson Family Foundation.

(19)
Represents shares of common stock subject to options and warrants exercisable within 60 days.

(20)
Includes shares of common stock directly held by OneEnergy Partners Operating, LLC (“OEP”), one-half of which are acquirable following 91 days of March 15, 2018 and the other half of which are acquirable following 121 days of March 15, 2018, subject to Blocker Limitations. OneEnergy Partners Operating, LLC is the direct owner of 6,940,722 shares of Common Stock acquired on March 15, 2018 in connection with the divestiture of certain assets to LLEX. OneEnergy Partners, LLC and OneEnergy Partners Management Holdings, LLC each own 99.99% and 0.01% of OneEnergy Partners Operating, LLC, respectively. Carnelian OneEnergy Holdings, LLC owns 98% of OneEnergy Partners, LLC. Carnelian Energy Capital, L.P. is the sole member of Carnelian OneEnergy Holdings, LLC. Carnelian Energy Capital GP, L.P. is the general partner of Carnelian Energy Capital, L.P. Tomas Ackerman and Daniel Goodman are the principals of Carnelian Energy Capital, L.P. and the partners of Carnelian Energy Capital GP, L.P., with discretionary control over the assets of Carnelian Energy Capital, L.P. Each of the Reporting Persons (other than to the extent the Reporting Person directly holds securities reported herein) disclaims beneficial ownership of the securities except to the extent of the Reporting Person’s pecuniary interest therein and inclusion of the securities in this report shall not be deemed an admission of beneficial ownership.

(21)
Based on the Schedule 13G filed on February 9, 2018. The natural person with ultimate voting or investment control over the shares of common stock held is John Thiessen.

(22)
Based on the Schedule 13D/A filed on February 5, 2018. This represents shares of common stock which may be issued pursuant to the conversion of term loans under the Second Lien Credit Agreement and shares of Series C Preferred Stock within 60 days as if such term loans and Series C Preferred Stock had been converted on the date of borrowing or issuance, as applicable.

Värde Partners, Inc. is the ultimate owner of the general partners (the “General Partners”), of each of The Värde Fund XI (Master), L.P., The Värde Fund XII (Master), L.P.; The Värde Master Skyway Fund, L.P., The Värde Fund VI-A, L.P., Värde Investment Partners, L.P., and Värde Investment Partners (Offshore) Master, L.P. (the “Värde Entities”), or of the General Partners’ managing members. Mr. George Hicks is the chief executive officer of Värde Partners, Inc. As such each of Värde Partners, Inc. and Mr. Hicks may be deemed to have beneficial ownership of the shares owned by each of the Värde Entities. Each of Värde Partners, Inc. and Mr. Hicks disclaims beneficial ownership of the securities held indirectly through the Värde Entities except to the extent of their pecuniary interest therein, and this disclosure shall not be deemed an admission that any such reporting person is the beneficial owner for purposes of this Annual Report or for any other purpose.
To our knowledge, except as noted above, no person or entity is the beneficial owner of 5% or more of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
We describe below transactions and series of similar transactions, since January 1, 2017, to which we were a party, in which:
•
The amounts involved exceeded or will exceed the lesser of  $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years; and

•
Any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest.

All share and per share amounts applicable to our common stock from transactions that occurred prior to the June 23, 2016 reverse split in the following summaries of related party transactions have not been adjusted to reflect the 1-for-10 reverse split of our issued and outstanding common stock, unless specifically described below.
Series B Preferred Stock Private Placement and Conversion
On June 15, 2016, we entered into the Series B Purchase Agreement with certain institutional and accredited investors (the “Series B Purchasers”) in connection with the Series B Preferred Stock offering.
On June 6, 2016, we entered into a Transaction Fee Agreement, which was subsequently amended on June 8, 2016, with TRW, a more than 5% stockholder of our Company during the year ended December 31, 2016, in connection with the Series B Preferred Stock offering to act as co-broker dealers along with KES 7, and as administrative agent. TRW received a cash fee of  $500,000 and broker warrants to purchase up to 452,724 shares of common stock, at an exercise price of  $1.30, exercisable on or after September 17, 2016, for a period of two years. Of the cash fee paid to TRW, $150,000 was reinvested into the Series B Preferred Stock offering in exchange for 150 shares of Series B Preferred Stock and the related warrants to purchase 68,182 shares of common stock at an exercise price of  $2.50. These fees were recorded as a reduction to equity.
Certain other Series B Purchasers in the Series B Preferred Stock offering include the following related parties: (i) Abraham Mirman, our former Chief Executive Officer and director, purchased $1.65 million of Series B Preferred Stock through the Bralina Group, LLC for which Mr. Mirman holds shared voting and dispositive power; (ii) Ronald D. Ormand, the Chairman of our Board of Directors, purchased $1.0 million of Series B Preferred Stock through Perugia Investments LP for which Mr. Ormand holds sole voting and dispositive power; (iii) Kevin Nanke, the Company’s former Executive Vice President and Chief Financial Officer during the year ended December 31, 2016, purchased $200,000 of Series B Preferred Stock through KKN Holdings LLC, for which Mr. Nanke holds sole voting and dispositive power; (iv) R. Glenn Dawson, a director of our Company, purchased $125,000 of Series B Preferred Stock; and (v) Bryan Ezralow and Marc Ezralow, who are each a more than 5% stockholder of our Company, purchased $1.3 million of Series B Preferred Stock through various entities beneficially owned by them.
On April 25, 2017, the Company entered into a Series B 6.0% Convertible Preferred Stock Conversion Agreement (the “Conversion Agreement”), with all of the holders of the outstanding Series B Preferred Stock (the “Series B Holders”) to convert any outstanding shares of Series B Preferred Stock including an increase in the stated value of to reflect dividends that would have accrued through December 31, 2017 in the amount of approximately 14.3 million shares of common stock. On the same date, the Series B Holders further agreed to adopt the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock (“A&R COD”) in order to remove certain restrictions contained therein with respect to beneficial ownership limitations, a condition of the Conversion Agreement. The A&R COD became effective on April 26, 2017, resulting in the automatic conversion of all outstanding Series B Preferred Stock. As a result of the automatic conversion, certain of our related parties received shares of our common stock: (i) Abraham Mirman received 1,639,000 shares of common stock valued at $8.4 million through the Bralina Group, LLC for which Mr. Mirman holds shared voting and dispositive power; (ii) Ronald D. Ormand received 993,334 shares of common stock valued at

$5.1 million through Perugia Investments LP for which Mr. Ormand holds sole voting and dispositive power; (iii) Kevin Nanke received 198,667 shares of common stock valued at $1.0 million; (iv) R. Glenn Dawson received 117,822 shares of common stock valued at $0.6 million; (v) Bryan Ezralow received 894,001 shares of common stock valued at $4.6 million through various entities beneficially owned by him; (vi) Marc Ezralow received 745,001 shares of common stock valued at $3.8 million through various entities beneficially owned by him; (vii) Rosseau Asset Management Ltd received 1,986,667 shares of common stock valued at $10.2 million; (viii) Investor Company 5J5505D received 3,925,654 shares of common stock valued at $20.1 million; (ix) J. Steven Emerson received 1,490,000 shares of common stock valued at $7.6 million through various entities beneficially owned by him; and (x) G. Tyler Runnels received 472,827 shares of common stock valued at $2.4 million through various entities beneficially owned by him.
For more information on the Series B Preferred Stock offering see Note 11 Stockholders Equity to our consolidated financial statements in Item 8 of the Annual Report on Form 10-K.
First Lien Credit Agreement and Warrant Repricing
On September 29, 2016, we entered into the First Lien Credit Agreement, as amended on April 24, 2017. For more information about the First Lien Credit Agreement, see Management’s Discussion and Analysis — First Lien Credit Agreement and Bridge Loans in the Annual Report on Form 10-K.
First Lien Credit Agreement Drawdown, Repayment and Amendment.
On September 29, 2016, we entered into the First Lien Credit Agreement. Certain parties to the First Lien Credit Agreement included our related parties: (i) TRW, acting as collateral agent, (ii) Bryan Ezralow through certain of his investment entities, (iii) Marc Ezralow through certain of his investment entities, (iv) J. Steven Emerson through certain of his investment entities, and (v) Investor Company 5J5505D.
On February 7, 2017, pursuant to the terms of the First Lien Credit Agreement, we exercised the accordion advance feature, increasing the aggregate principal amount outstanding under the term loan from $31 million to $38.1 million (the “First Lien Term Loan”). Certain parties that participated in the upsize of the First Lien Term Loan included our related parties: (i) Rosseau Asset Management Ltd ($2 million), (ii) Trace Capital Inc. ($1.6 million), and (iii) LOGiQ Capital 2016 ($1 million).
On April 24, 2017, we entered into an amendment to the First Lien Credit Agreement, in which the balance of the first lien credit facility in an aggregate amount of  $38.1 million plus accrued and unpaid interest thereon was paid down and we extended further credit in the form of an initial bridge loan in an aggregate principal amount of  $15.0 million.
Certain parties that were paid down pursuant to the First Lien Amendments included certain of our related parties such as TRW, acting as collateral agent, Bryan Ezralow and Marc Ezralow, through certain of their investment entities ($2.4 million), J. Steven Emerson through certain of his investment entities ($6.0 million), and Investor Company 5J5505D ($20.1 million). Certain parties to the bridge loan and the incremental bridge loan included certain of our related parties such as: (i) Investor Company 5J5505D ($3.3 million), and (ii) Trace Capital Inc ($2.95 million).
In addition, on October 19, 2017, pursuant to the First Lien Amendments, the lenders made further extensions of credit, in addition to the currently existing loans under the First Lien Credit Agreement, in the form of an additional, incremental bridge loan in an aggregate principal amount of  $15,000,000.
Second Lien Credit Agreement
On April 26, 2017, we entered into the Second Lien Credit Agreement with the lenders party thereto. Värde Partners, Inc. is the lead lender under the Second Lien Credit Agreement and, as a result of its conversion rights thereunder, it beneficially owns over 5% of our securities that are acquirable within 60 days. For more information about the Second Lien Credit Agreement, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Second Lien Credit Agreement” under Item 7 of the Annual Report on Form 10-K.

March 2017 Private Placement
On February 28, 2017, we entered into a Securities Purchase Agreement in connection with the March 2017 Private Placement. As of December 31, 2017, we received aggregate gross proceeds of  $20 million and issued 5,194,821 shares of common stock and warrants to purchase 2,597,420 shares of common stock.
The subscribers include the following related parties: (i) Bryan Ezralow, the beneficial owner of 5% or more of our common stock, through the Bryan Ezralow 1994 Trust u/t/d 12/22/1994, EMSE LLC, Elevado Investment Company, LLC and the Marc Ezralow Irrevocable Trust u/t/d 6/1/2004, (ii) Marc Ezralow, the beneficial owner of 5% or more of our common stock, through the Marc Ezralow 1997 Trust u/t/d 11/26/1997, EMSE LLC, Elevado Investment Company, LLC and the SPA Trust u/t/d 9/13/2004, (iii) J. Steven Emerson, through J. Steven Emerson Roth IRA Pershing LLC as Custodian and J. Steven Emerson IRA Rollover II Pershing LLC as Custodian, (iv) G. Tyler Runnels, through TRW and the Runnels Family Trust DTD 1-11-2000, and (v) Mark Christensen, through Trace Capital Inc.. The approximate dollar value of the amount of  (i) the interest of Bryan Ezralow, through the Bryan Ezralow 1994 Trust u/t/d 12/22/1994, EMSE LLC, Elevado Investment Company, LLC and the Marc Ezralow Irrevocable Trust u/t/d 6/1/2004, in the March 2017 Private Placement was $1.4 million; (ii) the interest of Marc Ezralow, through the Marc Ezralow 1997 Trust u/t/d 11/26/1997, EMSE LLC, Elevado Investment Company, LLC and the SPA Trust u/t/d 9/13/2004, in the March 2017 Private Placement was $1.2 million, (iii) the interest of J. Steven Emerson, through J. Steven Emerson Roth IRA Pershing LLC as Custodian and J. Steven Emerson IRA Rollover II Pershing LLC as Custodian, in the March 2017 Private Placement was $2.5 million, (iv) the interest of G. Tyler Runnels, through TRW and the Runnels Family Trust DTD 1-11-2000, in the March 2017 Private Placement was $0.8 million and (v) the interest of Mark Christensen, through Trace Capital Inc., in the March 2017 Private Placement was $1.0 million.
Additionally, on February 28, 2017, we entered into a Subscription Agreement in connection with the March 2017 Private Placement, for which TRW acted as placement agent and received a fee of  $459,060.
For more information on the March 2017 Private Placement see Management’s Discussion and Analysis-Liquidity and Capital Resources-March 2017 Private Placement in the Annual Report on Form 10-K.
G. Tyler Runnels and T.R. Winston
On November 1, 2016, we entered into a sublease agreement with TRW to sublease office space in New York, for which we pay $10,000 per month on a month-to-month basis. The Company terminated this office lease on October 31, 2017.
Mark Christensen, Trace Capital Inc. and KES 7 Capital Inc.
Since January 1, 2016, Mr. Christensen has been involved in the following related party transactions with the Company, through Trace Capital Inc. (“Trace”), an entity owned by Mr. Christensen’s wife, and KES 7 Capital Inc. (“KES 7”) for which he serves as Chief Executive Officer and 100% owner. Trace has participated in the following transactions with the Company: (i) the offering of Series B Preferred Stock in June 2016 pursuant to which Trace purchased 500 shares of Series B Preferred Stock and warrants to purchase up to 227,274 shares of common stock with an exercise price of  $2.50 (the “Series B Warrants”) for aggregate consideration of  $500,000; (ii) the Company’s first lien credit facility entered into in September 2016, which had initial aggregate principal commitments of approximately $31 million and a maximum facility size of  $50 million, and the upsize of that facility in February 2017, of which Trace held indebtedness in an aggregate amount of  $2.6 million, and which resulted in the repricing of the Series B Warrants to $0.01 that were exercised in full on April 25, 2017; (iii) the Company’s March 2017 private placement of units comprised of common stock and warrants raising net proceeds of approximately $20 million pursuant to which Trace purchased units for an aggregate purchase price of approximately $1 million; (iv) the conversion of shares of Series B Preferred Stock that Trace held plus accrued dividends, which resulted in the issuance of 467,348 shares of the common stock to Trace (valued at approximately $1,495,514 based on the $3.20 closing trading price of the common stock on December 9, 2016); and (v) the amendment to the Company’s first lien credit facility on April 24, 2017 and related matters, in which the balance of the first lien credit facility in an aggregate amount of  $38.1 million plus accrued and unpaid interest thereon was paid down (including the $2.6 million of indebtedness held by Trace) and in which $1.45 million was reinvested by Trace in the form of bridge loans with an aggregate amount of  $15 million outstanding. Each of the initial lenders that participated in the first lien credit facility also waived their right to any prepayment premium, including Trace. Additionally, KES 7 has acted as an advisor and placement agent in connection with certain of the Company’s financing transactions resulting in aggregate fees paid by the Company of approximately $2.4 million in cash and the issuance of warrants to purchase 820,000 shares of common stock with an exercise price of  $1.30 to KES 7.
MMZ Consulting
From August 15, 2016 through April 15, 2017, we engaged MMZ Consulting LLC (“MMZ”) as a third-party consultant to support our full cycle drilling & completions engineering needs. On January 29, 2017, Brennan Short, the president and owner of MMZ was hired to be our Chief Operating Officer. Since the beginning of this fiscal year, we have paid approximately $205,000 to MMZ in exchange for services rendered. Mr. Short is the sole member of MMZ.
Series C Preferred Stock Issuance
On January 30, 2018, we entered into a Securities Purchase Agreement with certain private funds affiliated with Värde Partners, Inc. (the “Series C Purchasers”), pursuant to which, on January 31, 2018, the Series C Purchasers purchased 100,000 shares of our newly created series of preferred stock of the Company, designated as “Series C 9.75% Convertible Participating Preferred Stock” (the “Series C Preferred Stock”), for a purchase price of  $1,000 per share, or an aggregate of  $100,000,000. Värde Partners, Inc. is the lead lender, and certain private funds affiliated with Värde Partners, Inc. are lenders, under the Company’s Second Lien Credit Agreement. Värde Partners, Inc. and its applicable affiliated funds beneficially own over 5% of our common stock as a result of their respective conversion rights under the Second Lien Credit Agreement and the Series C Preferred Stock.
VPD Acquisition
On February 28, 2018, pursuant to an agreement we entered into with VPD Texas, L.P. (“VPD”) dated that date, we acquired from VPD a 50% undivided leasehold interest in certain oil and gas properties and assets in Loving and Winkler Counties, Texas for a purchase price of approximately $10.5 million. VPD is affiliated with Värde Partners, Inc., which is the lead lender under the Second Lien Credit Agreement, and Värde Partners, Inc. and certain affiliated funds hold all of the issued and outstanding shares of Series C Preferred Stock. As such, Värde Partners, Inc. and its applicable affiliated funds beneficially own over 5% of our common stock as a result of their respective conversion rights under the Second Lien Credit Agreement and the Series C Preferred Stock.
Compensation of Directors
See “Executive and Director Compensation — Compensation of Nonemployee Directors” above.
Conflict of Interest Disclosure
We have a corporate code of business conduct that requires disclosure of any conflicts of interests at least annually and upon awareness of any potential conflict of interest, such conflict will either be prohibited or the Company will adopt a mitigation plan to protect the Company’s interest.

OTHER MATTERS
Management is not aware of any matters to be brought before the Annual Meeting other than those discussed above. However, if any other business properly comes before the Annual Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting on the matter pursuant to the discretionary authority given in the proxy.
STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2019
In order to be eligible for inclusion in the proxy materials of Lilis for the 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by February 1, 2019, unless the date of our 2019 annual meeting is more than 30 days before or after June 28, 2019 in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. Any such proposal should comply with the SEC’s rules governing stockholder proposals submitted for inclusion in proxy materials, including Rule 14a-8. Proposals should be addressed to Lilis Energy, Inc., One Riverway, Suite No. 1700, Houston, TX 77056, Attention: Chief Financial Officer.
In addition, if a stockholder intends to present a proposal or director nomination at an annual meeting without including the proposal in the proxy materials related to that meeting, and we do not receive notice of that proposal by 45 days before the anniversary date of this proxy (or if the annual meeting is moved by 30 days from the date of the 2018 annual meeting, a reasonable time in advance of sending proxy materials), then the proxy or proxies designated by our Board for the 2019 Annual Meeting of Stockholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.
SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this proxy statement is being made by Lilis. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet and in person.
The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by Lilis.
Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of common stock for whom they hold shares, and we will reimburse them for their reasonable out-of-pocket expenses in connection therewith.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to in this proxy statement as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact the company whose shares you hold at its address identified in this paragraph below. We will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Lilis Energy, Inc., One Riverview, Suite No. 1700, Houston, TX 77056, Attention: Chief Financial Officer, Telephone: (817) 585-9001.
ANNUAL REPORT ON FORM 10-K
Our 2017 Annual Report on Form 10-K, including the consolidated financial statements for the year ended December 31, 2017, was furnished to stockholders with this Proxy Statement.

Annex A
Third Amendment to Lilis Energy Inc.’s 2016 Omnibus Incentive Plan
THIRD AMENDMENT
TO
LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN
In accordance with those certain resolutions adopted by the Board of Directors of Lilis Energy, Inc., a Nevada corporation (the “Corporation”), and with the approval by the stockholders of the Corporation at the Corporation’s Annual Meeting of Stockholders held on June 28, 2018, the 2016 Omnibus Incentive Plan (the “Plan”) of the Corporation is hereby amended as follows:
1.
Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan by 5,000,000 shares, as follows:

“4.1 Authorized Number of Shares.
Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 18,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.”
2.
Section 4.3.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares available for issuance under the Plan as Incentive Stock Options by 5,000,000 shares, as follows:

“4.3.1 Incentive Stock Options.
Subject to adjustment under Section 15, 18,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.”
3.
Unless otherwise expressly provided for in this Third Amendment to the Plan (the “Third Amendment”), all capitalized words, phrases, or defined terms used in this Third Amendment will have the same meaning ascribed to them in the Plan.

4.
Except as expressly set forth in this Third Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

5.
This Third Amendment shall be effective as of June 28, 2018.

IN WITNESS WHEREOF, the undersigned has caused this Third Amendment to be executed effective as of the date set forth above.
LILIS ENERGY, INC.,
a Nevada corporation
By:
A-1

Annex B
Explanatory Note:   The information below is presented on a pro forma basis, after giving effect to (i) the 1-for-10 reverse split that was effected on June 23, 2016, (ii) the first amendment to the 2016 Omnibus Incentive Plan, adopted on November 3, 2016, which increased the number of shares of common stock available for grant under the 2016 Omnibus Incentive Plan from 5,000,000 to 10,000,000 shares, (iii) the second amendment to the 2016 Omnibus Incentive Plan, adopted on July 13, 2017, which increased the number of shares of common stock available for grant under the 2016 Omnibus Incentive Plan from 10,000,000 to 13,000,000 shares, and (iv) the third amendment to the 2016 Omnibus Incentive Plan, adopted on [June 28], 2018, which increased the number of shares of common stock available for grant under the 2016 Omnibus Incentive Plan from 13,000,000 to 18,000,000 shares.
LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN
Lilis Energy, Inc. sets forth herein the terms and conditions of its 2016 Omnibus Incentive Plan:
1.
PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.
2.
DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1.   “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
2.2.   “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.
2.3.   “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.
2.4.   “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.
2.5.   “Board” means the Board of Directors of the Company.
2.6.   “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer or Chief Financial Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates. A Separation from Service for Cause shall be deemed to include a determination by the Committee or its designee following a Grantee’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or any Affiliate to have terminated the Grantee’s service for Cause.
2.7.   “Change in Control” shall have the meaning set forth in Section 15.3.2.
2.8.   “Code” means the Internal Revenue Code of 1986.
2.9.   “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board to the extent the Committee has been designated by the Board to administer the Plan.
2.10.   “Company” means Lilis Energy, Inc., a Nevada corporation, or any successor corporation.
2.11.   “Common Stock” means the common stock of the Company.
2.12.   “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.
2.13.   “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.
2.14.   “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.
2.15.   “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).
2.16.   “Effective Date” means May 23, 2016, the date the Plan was approved by the Stockholders.
2.17.   “Exchange Act” means the Securities Exchange Act of 1934.
2.18.   “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board.

2.19.   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.
2.20.   “Grant Date” means the latest to occur of   (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.
2.21.   “Grantee” means a person who receives or holds an Award.
2.22.   “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
2.23.   “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.
2.24.   “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.25.   “Option” means an option to purchase one or more Shares pursuant to the Plan.
2.26.   “Option Price” means the exercise price for each Share subject to an Option.
2.27.   “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.
2.28.   “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.
2.29.   “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
2.30.   “Plan” means this Lilis Energy, Inc. Omnibus Incentive Plan.
2.31.   “Prior Plan” means the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan).
2.32.   “Purchase Price” means the per Share purchase price for each grant of Restricted Stock.
2.33.   “Restricted Period” shall have the meaning set forth in Section 10.1.
2.34.   “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.
2.35.   “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.
2.36.   “SAR Exercise Price” means the per Share exercise price of a SAR.
2.37.   “SEC” means the United States Securities and Exchange Commission.
2.38.   “Section 162(m)” means Code Section 162(m).
2.39.   “Section 409A” means Code Section 409A.
2.40.   “Securities Act” means the Securities Act of 1933.

2.41.   “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.
2.42.   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or an Affiliate.
2.43.   “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.
2.44.   “Share” means a share of Common Stock.
2.45.   “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.
2.46.   “Stockholder” means a stockholder of the Company.
2.47.   “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).
2.48.   “Substitute Award” means any Award granted in assumption of or in substitution for an award of an entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
2.49.   “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.50.   “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.
3.
ADMINISTRATION OF THE PLAN

3.1.   General.   The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to: (i) designate Grantees; (ii) determine the type or types of Awards to be made to Grantees; (iii) determine the number of Shares to be subject to an Award; (iv) establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options); (v) prescribe the form of each Award Agreement; and (vi) amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.
To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.
3.2.   No Repricing.    Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.
3.3.   Award Agreements; Clawbacks.    The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.
All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.
3.4.   Deferral Arrangement.    The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.
3.5.   No Liability.    No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.
3.6.   Book Entry.    Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4.
STOCK SUBJECT TO THE PLAN

4.1.   Authorized Number of Shares.    Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 18,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.
4.2.   Share Counting.
4.2.1.   General.    Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.
4.2.2.   Cash-Settled Awards.    Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.
4.2.3.   Expired or Terminated Awards.    If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.
4.2.4.   Payment of Option Price or Tax Withholding in Shares.    If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.
4.2.5.   Substitute Awards.    Substitute Awards shall not be counted against the number of Shares reserved under the Plan.
4.3.   Award Limits
4.3.1.   Incentive Stock Options.    Subject to adjustment under Section 15, 18,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.
4.3.2.   Individual Award Limits for Section 162(m) — Share-Based Awards.    Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 1,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 1,000,000 Shares.
4.3.3.   Individual Award Limits for Section 162(m) — Cash-Based Awards.   The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $10,000,000; and (ii) all other cash-based Performance Awards: $10,000,000.
4.3.4.   Limits on Awards to Non-Employee Directors.    The maximum number of Shares subject to Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

5.    EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1.   Term.    The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.
5.2.   Amendment and Termination of the Plan.    The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.
6.
AWARD ELIGIBILITY AND LIMITATIONS.

6.1.   Service Providers.    Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.
6.2.   Successive Awards.    An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
6.3.   Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).
7.
AWARD AGREEMENT.

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.
8.
TERMS AND CONDITIONS OF OPTIONS.

8.1.   Option Price.    The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.   Vesting.    Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.
8.3.   Term.    Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.
8.4.   Limitations on Exercise of Option.    Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.
8.5.   Method of Exercise.    An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.
8.6.   Rights of Holders of Options.    Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
8.7.   Delivery of Stock Certificates.    Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.
8.8.   Limitations on Incentive Stock Options.    An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.   Right to Payment.    A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of   (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.
9.2.   Other Terms.    The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3.   Term of SARs.    The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.
9.4.   Payment of SAR Amount.    Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying: (i) the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by (ii) the number of Shares with respect to which the SAR is exercised.
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.   Restrictions.    At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.
10.2.   Restricted Stock Certificates.    The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.3.   Rights of Holders of Restricted Stock.    Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.
10.4.   Rights of Holders of RSUs
10.4.1.   Settlement of RSUs.    RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.
10.4.2.   Voting and Dividend Rights.    Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, RSU holders shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.
10.4.3.   Creditor’s Rights.    An RSU holder shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.5.   Purchase of Restricted Stock.    The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of   (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.
10.6.   Delivery of Shares.    Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK.

11.1.   General Rule.    Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.
11.2.   Surrender of Shares.    To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.
11.3.   Cashless Exercise.    With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.
11.4.   Other Forms of Payment.    To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.
12.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

12.1.   Performance Conditions.    The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
12.2.   Performance Awards Granted to Designated Covered Employees.    If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).
12.2.1.   Performance Goals Generally.    The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.
12.2.2.   Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).
12.2.3.   Timing for Establishing Performance Goals.    Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).
12.2.4.   Settlement of Performance Awards; Other Terms.    Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.
12.3.   Written Determinations.    All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.
12.4.   Status of Section 12.2 Awards under Section 162(m).    It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.
OTHER SHARE-BASED AWARDS

13.1.   Grant of Other Share-based Awards.    Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
13.2.    Terms of Other Share-based Awards.    Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
14.
REQUIREMENTS OF LAW

14.1.   General.    The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
14.2.   Rule 16b-3.    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
15.
EFFECT OF CHANGES IN CAPITALIZATION

15.1.   Changes in Common Stock.    If   (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of

Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for Awards granted (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the number and kind of Shares for which Awards are outstanding and the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.
15.2.   Effect of Certain Transactions.    Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms and conditions, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.
15.3.   Change in Control
15.3.1.   Consequences of a Change in Control.    For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.
For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control: (i) To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater

of   (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control; (ii) To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of   (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the performance period completed through the date of the Separation from Service.
15.3.2.   Change in Control Defined.    Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events: (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or (ii) A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which 51% or more of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or (iii) A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
15.4.   Adjustments.    Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.
16.
NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
17.
TERMS APPLICABLE GENERALLY TO AWARDS

17.1.   Disclaimer of Rights.    No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.
17.2.   Nonexclusivity of the Plan.    Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.
17.3.   Withholding Taxes.    The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
17.4.   Other Provisions.    Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.
17.5.   Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.
17.6.   Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.
17.7.   Section 409A.    The Plan is intended to comply with Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.   Separation from Service.    The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.
17.9.   Transferability of Awards
17.9.1.   Transfers in General.    Except as provided in Section 17.9.2, no Award shall be assignable or transferable by a Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.
17.9.2.   Family Transfers.    If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.
17.10.   Dividends and Dividend Equivalent Rights.    If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to stockholders, as determined by the Board. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.
17.11.   Plan Construction.    In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
LILIS ENERGY, INC.
TO BE HELD JUNE 28, 2018
The undersigned hereby appoints Ronald Ormand or Joseph Daches, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Lilis Energy, Inc. (the “Company”) held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 8:30 a.m. local time on June 28, 2018, at the offices of Baker Hostetler LLP located at 811 Main Street Suite 1100, Houston, Texas 77002-6111.
1.
Election of directors.

                   FOR the election as a director of the nine nominees listed below (except as marked to the contrary below). NOMINEES: Nuno Brandolini, R. Glenn Dawson, John Johanning, Markus Specks, Michael G. Long, Mark Christensen, Nicholas Steinsberger, David M. Wood, and Ronald Ormand.
                   WITHHOLD AUTHORITY to vote for the following nominees:
INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided.
2.
To approve, on an advisory basis, the compensation of our named executive officers.

                   FOR                    AGAINST                    ABSTAIN
3.
To approve, on an advisory basis, the frequency of an advisory vote on executive compensation.

                1 YEAR                 2 YEARS                 3 YEARS                 ABSTAIN
4.
To ratify the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2018.

                   FOR                    AGAINST                    ABSTAIN
5.
To approve and adopt an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares.

                   FOR                    AGAINST                    ABSTAIN
In his or her discretion, the proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.
It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted in favor of the proposals set forth on this proxy.
The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the Annual Meeting of Stockholders June 28, 2018:

I ☐ plan ☐ do not plan to attend the Annual Meeting.
PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
SIGNATURE:	Date:
SIGNATURE:	Date:
Signature if held jointly
NOTE:   Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.